                                                                   Exhibit 10.10


                             FISCAL AGENCY AGREEMENT

                                      among

           PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED
                                (ACN 087 430 331)
                                    as Issuer

                                       and

                       PRINCIPAL FINANCIAL SERVICES, INC.
                                  as Guarantor

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                                 as Fiscal Agent

                          dated as of August 25, 1999

                  $200,000,000 7.95% Notes due August 15, 2004

                                       and

                  $465,000,000 8.20% Notes due August 15, 2009
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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

  SECTION 1.1.   Definitions .....................................       1
  SECTION 1.2.   Rules of Construction ...........................      10
  SECTION 1.3.   Compliance Certificates and Opinions ............      11

                                   ARTICLE II

                          SECURITY AND GUARANTEE FORMS

  SECTION 2.1.   Forms of Securities Generally ...................      11
  SECTION 2.2.   Form of Face of 7.95% Notes .....................      15
  SECTION 2.3.   Form of Reverse of 7.95% Notes ..................      19
  SECTION 2.4.   Form of Fiscal Agent's Certificate of
                       Authentication of 7.95% Notes .............      28
  SECTION 2.5.   Form of Face of 8.20% Notes .....................      28
  SECTION 2.6.   Form of Reverse of 8.20% Notes ..................      33
  SECTION 2.7.   Form of Fiscal Agent's Certificate of
                       Authentication of 8.20% Notes .............      42
  SECTION 2.8.   Form of Guarantee ...............................      42
  SECTION 2.9.   Registrar, Paying Agent, Depository and
                       Custodian .................................      48
  SECTION 2.10.   Payment on Securities ..........................      49
  SECTION 2.11.   Holder Lists ...................................      50
  SECTION 2.12.   Outstanding  Securities ........................      51
  SECTION 2.13.   Treasury Securities ............................      51

                                   ARTICLE III

                                 THE SECURITIES

    SECTION 3.1.   Title and Terms ...............................      52
(*) SECTION 3.2.   Denominations .................................      54
    SECTION 3.3.   Execution, Authentication, Delivery
                          and Dating .............................      54
    SECTION 3.4.   Temporary Securities Other Than Regulation S
                         Temporary Securities ....................      56
    SECTION 3.5.   Registration, Registration of Transfer and
                       Exchange Generally; Restrictions on
                       Transfer and Exchange .....................      57

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SECTION 3.6.   Mutilated, Destroyed, Lost and Stolen
                    Securities ...................................      67
SECTION 3.7.   Payment of Interest; Interest
                      Rights Preserved ...........................      68
SECTION 3.8.   Persons Deemed Owners .............................      70
SECTION 3.9.   Cancellation ......................................      70
SECTION 3.10.  Computation of Interest ...........................      71

                                   ARTICLE IV

                              PAYMENT RESTRICTIONS

SECTION 4.1.   Unpaid Amounts ....................................      71

                                    ARTICLE V

                                    COVENANTS

SECTION 5.1.   Payment of Principal and Interest .................      72
SECTION 5.2.   Rule 144A Information .............................      72
SECTION 5.3.   Other Information .................................      72
SECTION 5.4.   Corporate Existence ...............................      73
SECTION 5.5.   Compliance with Investment Company Act ............      73
SECTION 5.6.   Additional Amounts ................................      73
SECTION 5.7.   Limitations upon Liens ............................      76
SECTION 5.8.   Limitation on the Disposition of Stock of
                    Restricted Subsidiaries ......................      76
SECTION 5.9.   Annual Review Certificate; Notice of Defaults
                    or Events of Default .........................      77

                                   ARTICLE VI

                    REORGANIZATION, CONSOLIDATION, MERGER OR
                               SALE BY THE COMPANY

SECTION 6.1.   Consolidation, Merger or Sale of Assets
                     Permitted ...................................      78

                                   ARTICLE VII

                              DEFAULTS AND REMEDIES

SECTION 7.1.   Events of Default .................................      80
SECTION 7.2.   Acceleration; Rescission and Annulment ............      82


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SECTION 7.3.   Collection of Indebtedness and Suits for
                     Enforcement by Fiscal Agent .................      84
SECTION 7.4.   Fiscal Agent May File Proofs of Claim .............      84
SECTION 7.5.   Fiscal Agent May Enforce Claims without
                     Possession of Securities ....................      85
SECTION 7.6.   Delay or Omission Not Waiver ......................      85
SECTION 7.7.   Waiver of Past Defaults ...........................      86
SECTION 7.8.   Control by Majority ...............................      86
SECTION 7.9.   Limitation on Suits by Holders ....................      86
SECTION 7.10.   Rights of Holders to Receive Payment .............      87
SECTION 7.11.   Application of Money Collected ...................      88
SECTION 7.12.   Restoration of Rights and Remedies ...............      88
SECTION 7.13.   Rights and Remedies Cumulative ...................      89
SECTION 7.14.   Waiver of Usury, Stay or Extension Laws ..........      89
SECTION 7.15.   Undertaking for Costs ............................      89
SECTION 7.16.   Judgment Currency ................................      90

                                  ARTICLE VIII

                                   REDEMPTION

SECTION 8.1.   Applicability of Article ..........................      90
SECTION 8.2.   Election to Redeem; Notice to
                     Fiscal Agent ................................      91
SECTION 8.3.   Selection by Fiscal Agent of Securities to Be
                     Redeemed ....................................      91
SECTION 8.4.   Notice of Redemption ..............................      92
SECTION 8.5.   Deposit of Redemption Price .......................      93
SECTION 8.6.   Securities Payable on Redemption Date .............      93
SECTION 8.7.   Securities Redeemed in Part .......................      94
SECTION 8.8.   Optional Redemption ...............................      94
SECTION 8.9.   Optional Redemption Due to Changes in Tax
                     Treatment ...................................      96

                                   ARTICLE IX

                                  FISCAL AGENT

SECTION 9.1.   Duties of Fiscal Agent ............................      97
SECTION 9.2.   Rights of Fiscal Agent ............................      98
SECTION 9.3.   Individual Rights of Fiscal Agent .................      99
SECTION 9.4.   Fiscal Agent's Disclaimer .........................      99
SECTION 9.5.   Compensation and Indemnity ........................      99
SECTION 9.6.   Replacement of Fiscal Agent .......................     100

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SECTION 9.7.   Successor Fiscal Agent,
                     Agents by Merger, Etc. ......................     100
SECTION 9.8.   Eligibility .......................................     101
SECTION 9.9.   Notice of Defaults ................................     101

                                    ARTICLE X

               AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.1.     Without Consent of Holders .....................     101
SECTION 10.2.     With Consent of Holders ........................     102
SECTION 10.3.     Revocation and Effect of Consents ..............     104
SECTION 10.4.     Notation on or Exchange of Securities ..........     104
SECTION 10.5.     Fiscal Agent to Sign Amendments, Etc ...........     104

                                   ARTICLE XI

                               MEETINGS OF HOLDERS

SECTION 11.1.     Purposes for Which Meetings
                     May Be Called ...............................     105
SECTION 11.2.     Call, Notice and Place of Meetings .............     105
SECTION 11.3.     Persons Entitled to Vote at Meetings ...........     106
SECTION 11.4.     Quorum .........................................     106
SECTION 11.5.     Action by Written Consent ......................     107
SECTION 11.6.     Determination of Voting Rights; Conduct and
                     Adjournment of Meetings .....................     107
SECTION 11.7.     Counting Votes and Recording Action of
                     Meetings ....................................     108

                                   ARTICLE XII

                                    GUARANTEE

SECTION 12.1.     Guarantee ......................................     108
SECTION 12.2.     Execution and Delivery of Guarantee ............     114

                                  ARTICLE XIII

                             ASSUMPTION BY GUARANTOR

SECTION 13.1.     Mandatory Assumption by Guarantor upon
                     Failure to Consummate Acquisition ...........     115
SECTION 13.2.   Optional Assumption by Guarantor .................     115


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                                   ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.1.   Option of Company and Guarantor to Effect
                     Defeasance or Covenant Defeasance ...........     116
SECTION 14.2.   Defeasance and Discharge .........................     116
SECTION 14.3.   Covenant Defeasance ..............................     117
SECTION 14.4.   Conditions to Defeasance or Covenant
                     Defeasance ..................................     117
SECTION 14.5.   Deposited Money and U.S.  Government
                     Obligations to Be Held in Trust;
                     Miscellaneous Provisions ....................     121
SECTION 14.6.   Reinstatement ....................................     121

                                   ARTICLE XV

                                  MISCELLANEOUS

SECTION 15.1.     Notices ........................................     122
SECTION 15.2.     Governing Law ..................................     123
SECTION 15.3.     No Recourse against Others .....................     123
SECTION 15.4.     Duplicate Originals ............................     124
SECTION 15.5.     Headings and Table of Contents .................     124
SECTION 15.6.     Successor and Assigns ..........................     124
SECTION 15.7.     Separability ...................................     124
SECTION 15.8.     Legal Holidays .................................     124


                                       -v-
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         FISCAL AGENCY AGREEMENT dated as of August 25, 1999, between PRINCIPAL
FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED (ACN 087 430 331), a company organized under the laws of the State of Victoria, Commonwealth of Australia (the "Company"), PRINCIPAL FINANCIAL SERVICES, INC., a company organized under the laws of the State of Iowa, as Guarantor (the "Guarantor"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a banking organization organized under the laws of the United States, as Fiscal Agent (together with any successor as Fiscal Agent hereunder, the "Fiscal Agent").

         Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 7.95% Notes due August 15, 2004 (the "7.95% Notes") and 8.20% Notes due August 15, 2009 (the "8.20% Notes" and together with the 7.95% Notes, the "Securities") and any Additional Securities (as defined below) issued hereunder:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.1.   Definitions.

         In this Agreement, unless the context otherwise requires:

         "Acquisition" has the meaning set forth in the definition of "Acquisition Agreement";

         "Acquisition Agreement" means the Share Sale Deed, dated June 17, 1999, among BT Investments (Australia) LLC, BT Foreign Investment Corporation, BT New Zealand Limited, BT International (Delaware), Inc. and Nominees (H.K.) Limited (collectively, the "Vendors"), Deutsche Bank AG (the "Warrantor"), Bankers Trust Corporation (the "Vendors' Guarantor"), Principal Financial Group (Australia) Pty Limited (the "Purchaser") and the Guarantor, pursuant to which the Purchaser agreed to purchase from the vendors and the Vendors agreed to sell to the Purchaser the Sale Shares in consideration for the Purchase Price (the "Acquisition");

         "Additional Amounts" has the meaning set forth in Section 5.6;

         "Additional Securities" means Securities of any series issued from time to time after the Issue Date under the terms of this Agreement (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.4, 3.5, 3.6 or 8.7);

         "Agent" means any Registrar, Paying Agent, Co-Registrar or Custodian;

         "Agent Member" has the meaning set forth in Section 3.5;

         "Agreement" means this Agreement, as amended or supplemented from time to time;

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedelbank, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction;

         "Bankruptcy Code" has the meaning set forth in Section 12.1;

         "Bankruptcy Law" has the meaning set forth in Section 7.1;

         "Beneficial Holder" means each participant in the Depository that holds an interest in a Security, as indicated in the Participants List;

         "Board of Directors" means, with respect to the Company or the Guarantor, either the board of directors of the Company or the Guarantor, as the case may be, or any duly authorized committee of that board. Except as otherwise provided or unless the context otherwise requires, each reference herein to the "Board of Directors" shall mean the Board of Directors of the Company;

         "Board Resolution" of the Company or the Guarantor means a copy of a resolution certified by an Officer, the Secretary or an Assistant Secretary or by other authorized designees of the Board of Directors of the Company or the Guarantor, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on

                                       -2-
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the date of such certification, and delivered to the Fiscal Agent. Except as otherwise expressly provided or unless the context otherwise requires, each reference herein to a "Board Resolution" shall mean a Board Resolution of the Company;

         "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions are authorized or required by law or executive order to close in New York, New York or Des Moines, Iowa;

         "Cedelbank" means Cedelbank, societe anonyme (or any successor securities clearing agency);

         "Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular section of the Code shall include any successor Code section;

         "Commissioner" means the Commissioner of the Insurance Division of the Department of Commerce of the State of Iowa, or such governmental officer, body or authority as may after the date hereof succeed to such Commissioner as the primary regulator of Principal Life's financial condition under applicable law;

         "Company Order" means any request, instruction, order or directive signed by an Officer;

         "Co-Registrar" has the meaning set forth in Section 2.9;

         "Covenant Defeasance" has the meaning specified in Section 14.2;

         "Custodian" has the meaning set forth in Section 2.9;

         "Debt" means indebtedness for money borrowed;

         "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default;

         "Defaulted Interest" has the meaning specified in Section 3.7;

         "Defeasance" has the meaning specified in Section 14.3;

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         "Department" means the Insurance Division of the Department of Commerce of the State of Iowa;

         "Depositary" means, with respect to any Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered);

         "Depositary Securities Certification" has the meaning set forth in
Section 2.1;

         "Depository" means, with respect to the Securities issuable or issued in whole or in part in global form, the person specified in Section 2.9 as the Depository with respect to the Securities, until a successor shall have been appointed and becomes such pursuant to the applicable provisions of this Agreement, and, thereafter, "Depository" shall mean such successor;

         "Dollars or $" means such coin or currency of the United States of America which is legal tender for payment of public and private debts;

         "DTC" means The Depository Trust Company, a New York corporation;

         "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency);

         "Event of Default" has the meaning set forth in Section 7.1;

         "Exchange Act" means the Securities Exchange Act of 1934, as amended;

         "GAAP" shall mean generally accepted accounting principles of the relevant jurisdiction, as in effect from time to time;

         "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof;

         "Guarantee" means any Guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant

                                       -4-
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to this Fiscal Agency Agreement and shall include the Guarantee set forth in
Section 2.8;

         "Holder" means a Person in whose name a Security is registered in the Security Register;

         "Initial Purchasers" means each of Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., each as an initial purchaser under the Purchase Agreement;

         "Institutional Accredited Investor" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(l), (2), (3) or (7) of Regulation D under the Securities Act;

         "Insurance Law" means the insurance laws promulgated under the Code of Iowa;

         "Interest Payment Date" shall mean (1) with respect to the 7.95% Notes, each February 15 and August 15, commencing February 15, 2000 and (2) with respect to the 8.20% Notes, each February 15 and August 15, commencing February 15, 2000;

         "Issue Date" shall mean August 25, 1999.

         "Lien" means any mortgage, deed of trust, pledge, lien, security interest or other encumbrance (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any filing or agreement to give a lien or to file a financing statement as a debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Guarantor or any Restricted Subsidiary under a lease which is not in the nature of a conditional sale or title retention agreement);

         "Make-Whole Amount" has the meaning set forth in Section 8.8;

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise;

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         "Officer" means the Chairman of the Board, the President, any Executive
or Senior Vice President, or any Vice President of the Company or the Guarantor, as the case may be;

         "Officers' Certificate" means a certificate signed by at least two Officers or by one Officer and any other person duly authorized by the Board of Directors of the Company or the Guarantor, as the case may be;

         "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Fiscal Agent. The counsel may be an employee of or counsel to the Company;

         "Outstanding Securities" means the outstanding Securities determined in accordance with Section 2.12;

         "Owner Securities Certification" has the meaning set forth in Section 2.1;

         "Participants List" means the list furnished by the Depository showing persons that have a beneficial interest in the Securities evidenced by any Security in global form held by the Depository and the amount of such interest;

         "Paying Agent" has the meaning set forth in section 2.9;

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof;

         "Predecessor Security" of any particular Security means every Security issued before, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security;

         "Principal" or "principal amount" means principal of the Securities and, where the context so requires, premium, if any, payable upon redemption of the Securities in accordance with paragraph two thereof;

                                       -6-
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         "Principal Life" means Principal Life Insurance Company, an insurance company organized under the laws of the State of Iowa;

         "Principal Mutual Holding Company" means Principal Mutual Holding Company, a mutual insurance holding company organized under the laws of the State of Iowa;

         "Purchase Agreement" means the Purchase Agreement dated August 18, 1999, among the Company, the Guarantor and the Initial Purchasers;

         "Purchase Price" has the meaning ascribed to such term in the Acquisition Agreement;

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A under the Securities Act;

         "Receiver" has the meaning set forth in Section 7.1;

         "Redemption Date" has the meaning set forth in Section 8.8;

         "Redemption Price" has the meaning set forth in Section 8.8;

         "Registrar" has the meaning set forth in Section 2.9;

         "Register" means the register of each series of the Securities maintained pursuant to Section 2.9;

         "Regular Record Date" for the interest payable on any Interest Payment Date means February 1 and August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date;

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time;

         "Regulation S Global Securities" has the meaning specified in Section 2.1;

         "Reinvestment Rate" has the meaning set forth in Section 8.8;

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         "Responsible Officer" means any officer or assistant officer of the
Fiscal Agent assigned by the Fiscal Agent to administer the transactions contemplated hereby;

         "Restricted Global Securities" has the meaning specified in Section
2.1;

         "Restricted Period" has the meaning set forth in Section 2.1;

         "Restricted Securities" has the meaning set forth in Section 2.1;

         "Restricted Subsidiary" means (i) the Company and (ii) a Subsidiary which is a regulated insurance company principally engaged in one or more of the life, annuity, property and casualty insurance businesses; provided that no such Subsidiary shall be a Restricted Subsidiary if (1) (a) the total assets of such Subsidiary are less than 10% of the total assets of the Guarantor and its consolidated Subsidiaries (including such Subsidiary), in each case as set forth on the most recent fiscal year-end balance sheets of such Subsidiary and the Guarantor and its consolidated Subsidiaries, respectively, and computed in accordance with GAAP, and (b) the total revenues of such Subsidiary are less than 10% of the total revenues of the Guarantor and its consolidated Subsidiaries (including such Subsidiary), in each case as set forth on the most recent fiscal year-end income statements of such Subsidiary and the Guarantor and its consolidated Subsidiaries, respectively, and computed in accordance with GAAP or (2) in the judgment of the Board of Directors, as evidenced by a Board Resolution, such Subsidiary is not material to the financial condition of the Guarantor and its consolidated Subsidiaries taken as a whole;

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time;

         "Rule 144A Information" has the meaning set forth in Section 5.2;

         "Sale Shares" has the meaning ascribed to such term in the Acquisition Agreement;

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
         "Securities" means the 7.95% Notes and the 8.20% Notes, collectively;

         "Securities Act" means the Securities Act of 1933, as amended;

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5;

         "series of Securities" means the 7.95% Notes, collectively, or the 8.20% Notes, collectively or any Additional Securities, collectively, as the context requires;

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Fiscal Agent pursuant to Section 3.7;

         "Stated Maturity", when used with respect to any Security or any instalment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of interest, as the case may be, is due and payable;

         "Stated Rate" means (i) with respect to the 7.95% Notes, a rate of interest equal to 7.95% per annum, and (ii) with respect to the 8.20% Notes, a rate of interest equal to 8.20% per annum;

         "Statistical Release" has the meaning set forth in Section 8.8;

         "Subsidiary" means, with respect to any Person, (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof, or
(iii) any other Person which is otherwise controlled by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person;

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         "Temporary Regulation S Global Securities" has the meaning set forth in
Section 2.1;

         "Total Assets" means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as of the end of a fiscal quarter of the Guarantor, prepared in accordance with GAAP;

         "Transferee Securities Certification" has the meaning set forth in
Section 3.5;

         "Unpaid Amount" has the meaning set forth in Section 4.1;

         "Unrestricted Securities" has the meaning set forth in Section 2.1; and

         "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  SECTION 1.2. Rules of Construction. In this Agreement, unless the context otherwise requires:

                  (1) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement and the forms of Security included as Exhibits hereto as a whole, and not to any particular Article, Section or other subdivision;

                  (2) "or" is not exclusive;

                  (3) words in the singular include the plural, and words in the plural include the singular;

                  (4) provisions apply to successive events and transactions;
         and

                  (5) any reference to a party includes its successors from time to time.

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              SECTION 1.3.   Compliance Certificates and Opinions.

         Upon any application or request by the Company or the Guarantor to the Fiscal Agent to take or refrain from taking any action under any provision of this Fiscal Agency Agreement, the Company or the Guarantor shall furnish to the Fiscal Agent such certificates and opinions as may be as required by the Fiscal Agent. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with any requirements set forth in this Fiscal Agency Agreement.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 5.6) shall include,

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                                   ARTICLE II

                          SECURITY AND GUARANTEE FORMS

                  SECTION 2.1. Forms of Securities Generally.

         The Securities shall be in substantially the forms set forth in this Article, and the Guarantee to be endorsed

                                      -ll-
thereon shall be in substantially the form set forth in Section 2.8 of this Agreement, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary thereof, the Code and regulations thereunder, or as may, consistently herewith, be determined by the officers executing such Securities or Guarantee endorsed thereon, as the case may be, as evidenced by their execution thereof. The Fiscal Agent's certificates of authentication shall be in substantially the form set forth in Section 2.4, with respect to the 7.95% Notes and Section 2.7 with respect to the 8.20% Notes. The Company shall approve the form of the Securities and any notation, legend or endorsement on the Securities.

         The definitive Securities and the Guarantee endorsed thereon shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities or the Guarantee endorsed thereon, as the case may be, may be listed, all as determined by the officers executing such Securities or Guarantee as evidenced by their execution thereof.

         In certain cases described elsewhere herein, the legends set forth in the first seven paragraphs of Section 2.2 or Section 2.5, as the case may be, may be omitted from Securities issued hereunder.

         Securities offered and sold in their initial distribution in reliance on Regulation S shall be initially issued in the form of temporary Global Securities, one or more for each series, in fully registered form without interest coupons, substantially in the form of Security set forth in Sections
2.2 and 2.3 or Sections 2.5 and 2.6, as the case may be, with such applicable legends as are provided for in Section 2.2 and 2.5, as the case may be. Such Global Securities shall be registered in the name of the U.S. Depositary or its nominee and deposited with the Fiscal Agent, at its New York office, as custodian for the U.S. Depositary, duly executed by the Company and authenticated by the Fiscal Agent as hereinafter provided, for credit to the respective accounts at the U.S. Depositary of the depositories for Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or Cedelbank. Until such time as the Restricted Period (as defined below) shall have terminated, such temporary Global Securities shall be referred to herein as "Temporary Regulation S Global Securities." Until such time as the Restricted Period shall have terminated, investors may hold beneficial interests in such Global Securities only through Euroclear and Cedelbank, unless delivery of such beneficial interest upon transfer shall be made through a Restricted Global Security in accordance with the certification requirements discussed below in Section 3.5(b)(v). After such time as the Restricted Period shall have terminated, such certification requirements shall no longer be required for such transfers. After such time as the Restricted Period shall have terminated and the certifications referred to below in the next succeeding paragraph shall have been provided, such temporary Global Securities shall be exchanged for interests in like Global Securities, referred to herein collectively as the "Regulation S Global Securities," substantially in the form of Security set forth in Section 2.2 and 2.3 or Sections 2.5 or 2.6, as the case may be, with such applicable legends as are provided for in Section 2.2 or Section 2.5. As used herein, the term "Restricted Period" means the period up to (but not including) the 40th day following the later of (i) the day that Goldman, Sachs & Co., as representative of the several initial purchasers of the Securities, advises the Company and the Fiscal Agent of the day on which the Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) August 25, 1999. The Temporary Regulation S Global Securities, Regulation S Global Securities following the Restricted Period and all other Securities that are not Restricted Securities shall collectively be referred to herein as the "Unrestricted Securities."

         Interests in a Temporary Regulation S Global Security may be exchanged for interests in a Regulation S Global Security of the same series only on or after the termination of the Restricted Period after delivery by a beneficial owner of an interest therein to Euroclear or Cedelbank of a written certification (an "Owner Securities Certification") substantially in the form of Annex C-l hereto, and upon delivery by Euroclear or Cedelbank to the Fiscal Agent of a written certification (a "Depositary Securities Certification") substantially in the form attached hereto as Annex C-2. Upon receipt of such certification, the Fiscal Agent will exchange the portion of the Temporary Regulation S Global Security covered by such certification for interests in a Regulation S Global Security of the same series.

         Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of Global Securities, one or more for each series (collectively, as to each series, the "Restricted Global Securities"), in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.2 and 2.3 or Sections 2.5 and 2.6, as the case may be, with such applicable legends as are provided for in
Section 2.2 or Section 2.5, as the case may be, except as otherwise permitted herein. Such Global Securities shall be registered in the name of the U.S. Depositary or its nominee and deposited with the Fiscal Agent, at its New York office, as custodian for the U.S. Depositary, duly executed by the Company and authenticated by the Fiscal Agent as hereinafter provided. The aggregate principal amount of a Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Fiscal Agent, as custodian for the U.S. Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Temporary Regulation S Global Security or Regulation S Global Security each of the same series, as the case may be, as hereinafter provided. The Restricted Global Securities and all other Securities evidencing the debt, or any portion of the debt, initially evidenced by such Global Securities, other than Securities transferred or exchanged upon certification as provided in Section 3.5(b)(ii), (iii), (iv) or
(vii), shall collectively be referred to herein as the "Restricted Securities."

         The Securities will be issued only in registered form. The Securities will be issued in minimum denominations of $1,000, except that Securities offered other than in reliance on Regulation S or to Qualified Institutional Buyers will be issued only in definitive certificated form and will be issued initially in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such Securities (i.e., Securities sold to Institutional Accredited Investors) will also be considered to be Restricted Securities hereunder.

                  SECTION 2.2. Form of Face of 7.95% Notes

                  [INCLUDE IF SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY -- THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE RESTRICTED PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITARY SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE FISCAL AGENCY AGREEMENT.]

                  [INCLUDE IF SECURITY IS A RESTRICTED SECURITY -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE FISCAL AGENCY AGREEMENT. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF SECURITIES.]

                  [INCLUDE IF SECURITY IS A GLOBAL SECURITY -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.

THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT.]

         [INCLUDE ON ALL SECURITIES -- NO ASSOCIATE (AS DEFINED IN DIVISION 16F OF THE INCOME TAX ASSESSMENT ACT OF 1936 OF THE COMMONWEALTH OF AUSTRALIA (THE "TAX ACT") (BUT ON THE BASIS THAT SUB-PARAGRAPHS 159GZC(l)(a)(ii), (l)(b)(i) and
(l)(d)(i) OF THE TAX ACT DO NOT APPLY) OF THE ISSUER (AS DEFINED HEREIN) MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS SECURITY OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS SECURITY (OTHER THAN SUCH A PERSON WHO ACQUIRES THIS SECURITY OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER IN RELATION TO THE PLACEMENT OF THE SECURITY, INTEREST OR RIGHT).

         EACH PERSON WHO SO ACQUIRES THIS SECURITY OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOR OF THE ISSUER THAT THE PERSON IS NOT AN ASSOCIATE.

         ANY ASSOCIATE WHO SO ACQUIRES THIS SECURITY MAY BE SUBJECT TO AUSTRALIAN INTEREST WITHHOLDING TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER OR THE GUARANTOR (AS DEFINED HEREIN) IN RESPECT OF ANY AMOUNT DEDUCTED BY THE ISSUER OR THE GUARANTOR ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS SECURITY.]

         [INCLUDE IF SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS THE U.S. DEPOSITARY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

           PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED
                                (ACN 087 430 331)

                         7.95% NOTES DUE August 15, 2004

             GUARANTEED AS TO PAYMENT OF PRINCIPAL, PREMIUM (IF ANY)
                                 AND INTEREST BY
                       PRINCIPAL FINANCIAL SERVICES, INC.

No. _______                                         U.S.$

CUSIP No.:  [If Restricted Global Securities--74251UAA2]
            [If Regulation S Global Securities--Q77548AA5]
            [If Restricted Securities--74251UABO]
ISIN:   [If Restricted Global Securities--US74251UAA25]
        [If Regulation S Global Securities--USQ77548AA55]
        [If Restricted Securities--US74251UABO8]
Common Code: [If Restricted Global Securities--010112753]
             [If Regulation S Global Securities--010112478]

         PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED, a corporation duly organized and existing under the laws of the Commonwealth of Australia, State of Victoria (herein called the "Company," which term includes any successor Person under the Fiscal Agency Agreement referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of _____________, U.S. Dollars, [or such other amount (not to exceed Two Hundred Million U.S. Dollars (U.S. $200,000,000) when taken together with all of the Company's 7.95% Notes due August 15, 2004 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Company's 7.95% Notes due August 15, 2004 in respect of which beneficial interests are held through the U.S. Depositary in the form of a [Restricted] [Temporary Regulation S Global Security or a Regulation S] Global Security,] -- [omit from Non-Global Securities] on August 15, 2004, and to pay interest thereon from August 25, 1999 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 in each year, commencing on February 15, 2000, and at Maturity at the rate of 7.95% per annum, until the principal hereof is paid or made available for payment, provided that any amount of such principal (and premium, if any) or interest that is overdue shall bear interest at the rate of 7.95% per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Fiscal Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Fiscal Agent, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Fiscal Agency Agreement.

         Payment of the principal of this Security and the interest due at Stated Maturity will be made in immediately available funds upon surrender of this Security at the office or agency of the Paying Agent, maintained for that purpose in New York, New York, or at such other paying agency as the Company may determine. Payments of interest, other than interest due at Stated Maturity, will be made by U.S. dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security register. A Holder of U.S. $5,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at Stated Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Date:

                               PRINCIPAL FINANCIAL GROUP
                               (AUSTRALIA) HOLDINGS PTY LIMITED



                                     By________________________


Attest:

_________________________________

         SECTION 2.3. Form of Reverse of 7.95% Notes.

           PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one series under a Fiscal Agency Agreement, dated as of August 25, 1999, among the Company, Principal Financial Services, Inc. (the "Guarantor") and U.S. Bank Trust National Association, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), and reference is hereby made to the Fiscal Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Fiscal Agency Agreement and the Holders of the Securities and of the terms upon which the Securities and the Guarantee endorsed thereon are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to U.S. $200,000,000 or its equivalent in another currency or composite currency. The Company has appointed U.S. Bank Trust National Association at its corporate trust office in New York, New York as the paying agent (the "Paying Agent", which term includes any additional or successor Paying Agent appointed by the Company) with respect to the Securities.

         This Security shall be redeemable, in whole or in part at any time, at the option of the Company on any date (a "Redemption Date"), at a Redemption Price equal to the sum of (1) 100% of the principal amount of this Security plus accrued interest thereon to the Redemption Date and (2) the Make-Whole Amount, if any, with respect to this Security (the "Redemption Price"). From and after the date notice has been given as provided in Section 8.4 of the Fiscal Agency Agreement, if funds for the redemption of this Security shall have been made available on such Redemption Date, this Security will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holder of this Security will be to receive payment of the Redemption Price.

         "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of this Security, the excess, if any of (1) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (2) the aggregate principal amount of the 7.95% Notes being redeemed or paid.

         "Reinvestment Rate" means 20 basis points plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date, of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

         "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Fiscal Agency Agreement, then such other reasonably comparable index which shall be designated by the Company.

         If as the result of any change in or any amendment to the laws, regulations or published tax rulings of Australia, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation by any Australian court or tribunal, government or government authority of such laws, regulations or published tax rulings either generally or in relation to this particular Security (or the Guarantee thereof), which change or amendment becomes effective on or after the original issue date of this Security and Guarantee or which change in official administration, application or interpretation shall not have been available to the public prior to such issue date, the Company or the Guarantor would be required to pay any Additional Amounts pursuant to Section 5.6 of the Fiscal Agency Agreement in respect of interest on the next succeeding Interest Payment Date (assuming, in the case of the Guarantor, a payment in respect of such interest was required to be made by the Guarantor under the Guarantee thereof on such Interest Payment Date), on which the Guarantor would be unable, for reasons outside its control, to procure payment by the Company, and the obligation to pay Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or the Guarantor, the Company or the Guarantor may, at either of their options, redeem all (but not less than all) the Securities of this series in respect of which such Additional Amounts would be so payable at any time, upon notice as provided in Sections 8.2 and 8.4 of the Fiscal Agency Agreement, at a Redemption Price equal to 100 percent of the principal amount thereof plus all accrued and unpaid interest to the date fixed for redemption; provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company or the Guarantor, as the case may be, would be obligated to pay such Additional Amounts were a payment in respect of this Security or the Guarantee thereof then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect. Prior to any redemption of this Security pursuant to Section
8.9 of the Fiscal Agency Agreement, the Company shall provide the Fiscal Agent with an Opinion of Counsel that the conditions precedent to the right of the Company to redeem this Security pursuant to such Section have occurred and a certificate signed by an Authorized Officer stating that the obligation to pay Additional Amounts with respect of this Security, cannot be avoided by taking measures that the Company or the Guarantor, as the case may be, believes are reasonable. Such Opinion of Counsel shall be based on the laws and application and interpretation thereof in effect on the date of such opinion or to become effective on or before the next succeeding Interest Payment Date.

         If an Event of Default with respect to Securities shall occur and be continuing, the principal (and premium, if any) of the Securities may be declared due and payable in the manner and with the effect provided in the Fiscal Agency Agreement. Upon payment (i) of the amount of principal (and premium, if any) so declared due and payable and (ii) of interest on any overdue principal and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal (and premium, if any) and interest, if any, on the Securities shall terminate.

         The Company hereby agrees that all payments of, or in respect of, principal of (and premium, if any) and any interest on, the Securities, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any political subdivision or taxing authority thereof or therein to be withheld or deducted. In that event, the Company will pay such additional amounts of, or in respect of, principal of (and premium, if any) and any interest on, the Securities ("Additional Amounts") as will result (after deduction of such taxes, duties, assessments 'or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of this Security of the amounts which would have been payable in respect of this Security had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of (1) any tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such Holder (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under this Security or this Guarantee; (B) presented this Security or this Guarantee for payment in Australia, unless this Security or this Guarantee could not have been presented for payment elsewhere; or (C) presented this Security or this Guarantee, as the case may be, more than thirty (30) days after the date on which the payment in respect of this Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented this Security or this Guarantee for payment on any day within such period of thirty (30) days
(2) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such taxes, (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of (or premium, if any), or any interest pursuant to this Security or this Guarantee, (4) any withholding, deduction, tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company or the Company addressed to such Holder or beneficial owner, as the case may be, (A) to provide information concerning the nationality, residence or identity of such Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or
(B), is required or imposed by a statute, treaty, regulation or administrative practice of Australia or any political subdivision or taxing authority thereof or therein as a precondition to exemption from all or part of such withholding, deduction, tax, assessment or other governmental charge, (5) any withholding, deduction, tax, assessment or other governmental charge which is imposed or withheld by reason of such Holder being an associate of the Company or the Company for the purposes of Section 128(F) of the Income Tax Assessment Act 1936 of Australia, (6) a determination by the Commissioner of Taxation that Australian interest withholding tax is payable in respect of the amount in the circumstances where the Holder or such entity, or a person on behalf of the Holder or such entity, is party to or participated in a scheme to avoid Australian interest withholding tax, being a scheme which the Company neither was party to nor participated in, or (7) any combination of items (l), (2), (3),
(4), (5) and (6), nor shall Additional Amounts be paid with respect to any payment of, or in respect of, the principal of (and premium, if any), or any interest on, this Security to any such Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Australia or any political subdivision or taxing authority thereof or therein to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, any of whom would not have been entitled to such Additional Amounts had it been the Holder of this Security.

         The Securities are entitled to the benefits of the covenants of the Company or the Guarantor, as the case may be, set forth in the Fiscal Agency Agreement.

         As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the obligations of the Company under the Fiscal Agency Agreement and this Security are Guaranteed pursuant to the Guarantee endorsed hereon.

         The Fiscal Agency Agreement contains provision for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Fiscal Agency Agreement.

         The Fiscal Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities under the Fiscal Agency Agreement at any time by the Company, the Guarantor and the Fiscal Agent with either (a) the consent of the Holders of a majority in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding or (b) by the adoption of a resolution, at a meeting of Holders of Outstanding Securities at which a quorum is present, by the Holders of a majority in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding represented at such meeting. The Fiscal Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding, on behalf of the Holders of all Securities under the Fiscal Agency Agreement at the time Outstanding, to waive compliance by the Company and the Guarantor with certain provisions of the Fiscal Agency Agreement and certain past defaults under the Fiscal Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Fiscal Agency Agreement, the Holder of this Security shall not have the right to institute any proceeding with respect to the Fiscal Agency Agreement or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Fiscal Agency written notice of a continuing Event of Default with respect to the Securities under the Fiscal Agency Agreement, the Holders of not less than 25% in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding shall have made written request to the Fiscal Agent to institute proceedings in respect of such Event of Default as Fiscal Agent and offered the reasonable indemnity, and the Fiscal Agent shall not have received from the Holders of a majority in principal amount of Securities under the Fiscal Agency Agreement at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof (and premium, if any) or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount and with the Guarantee endorsed thereon, will be issued to the designated transferee or transferees. As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         This Security, and any Security or Securities issued upon transfer or exchange hereof, is issuable only in fully registered form, ,without coupons, and, except as provided in the Fiscal Agency Agreement, in denominations of $1,000 and any 'integral multiples of $1,000 in excess thereof.

         [IF THIS SECURITY IS A TEMPORARY REGULATION S SECURITY -- This Temporary Regulation S Security is exchangeable in whole for a Regulation S Global Security only (i) after the termination of the Restricted Period (as defined in the Fiscal Agency Agreement) and (ii) upon presentation of certification of non-United States beneficial ownership of 100% of the aggregate principal amount of this Temporary Regulation S Security, as required in the Fiscal Agency Agreement. Upon exchange of this Temporary Regulation S Global Security for a Regulation S Global Security, the Fiscal Agent shall cancel this Temporary Regulation S Global Security and it shall become void.]

         [IF THIS SECURITY IS A GLOBAL SECURITY -- This Security is a Global Security and shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to this Global Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended or (ii) there shall have occurred and be continuing an Event of Default with respect to the Securities.]

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Fiscal Agent and any agent of the Company, the Guarantor, or the Fiscal Agent may treat the Person in whose name this 'Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the

Company, the Guarantor, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.

         THE FISCAL AGENCY AGREEMENT AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

         SECTION 2.4. Form of Fiscal Agent's Certificate of Authentication of 7.95% Notes.

         The Fiscal Agent's certificates of authentication shall be in substantially the following form:

         This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

Dated:

                                     U.S. Bank Trust National Association,
                                                         as Fiscal Agent

                                           By:
                                              ---------------------------------
                                                Authorized  Signatory

         SECTION 2.5. Form of Face of 8.20% Notes.

         [INCLUDE IF SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY -- THIS SECURITY IS A TEMPORARY REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY. NO EXCHANGE OF AN INTEREST IN THIS TEMPORARY GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE REGULATION S GLOBAL SECURITY EXCEPT ON OR AFTER THE TERMINATION OF THE RESTRICTED PERIOD AND UPON DELIVERY OF THE OWNER SECURITIES CERTIFICATION AND THE DEPOSITARY

SECURITIES CERTIFICATION RELATING TO SUCH INTEREST IN ACCORDANCE WITH THE TERMS OF THE FISCAL AGENCY AGREEMENT.]

         [INCLUDE IF SECURITY IS A RESTRICTED SECURITY -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (I) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. SECURITIES OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER MAY NOT BE HELD IN BOOK- ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE FISCAL AGENCY AGREEMENT. NO REPRESENTATION
CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF SECURITIES.]

         [INCLUDE IF SECURITY IS A GLOBAL SECURITY -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT.]

         [INCLUDE ON ALL SECURITIES -- NO ASSOCIATE (AS DEFINED IN DIVISION 16F OF THE INCOME TAX ASSESSMENT ACT OF 1936 OF THE COMMONWEALTH OF AUSTRALIA (THE "TAX ACT") (BUT ON THE BASIS THAT SUB-PARAGRAPHS 159GZC(l)(a)(ii), (l)(b)(i) and
(l)(d)(i) OF THE TAX ACT DO NOT APPLY) OF THE ISSUER (AS DEFINED HEREIN) MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS SECURITY OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS

SECURITY (OTHER THAN SUCH A PERSON WHO ACQUIRES THIS SECURITY OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER IN RELATION TO THE PLACEMENT OF THE SECURITY, INTEREST OR RIGHT).

         EACH PERSON WHO SO ACQUIRES THIS SECURITY OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOR OF THE ISSUER THAT THE PERSON IS NOT AN ASSOCIATE.

         ANY ASSOCIATE WHO SO ACQUIRES THIS SECURITY MAY BE SUBJECT TO AUSTRALIAN INTEREST WITHHOLDING TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER OR THE GUARANTOR (AS DEFINED HEREIN) IN RESPECT OF ANY AMOUNT DEDUCTED BY THE ISSUER OR THE GUARANTOR ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS SECURITY.]

         [INCLUDE IF SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS THE U.S. DEPOSITARY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CEDE & CO. (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

           PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED
                                (ACN 087 430 331)

                         8.20% NOTES DUE AUGUST 15, 2009

                     GUARANTEED AS TO PAYMENT OF PRINCIPAL,
                        PREMIUM (IF ANY) AND INTEREST BY
                       PRINCIPAL FINANCIAL SERVICES, INC.

No. ________                                                   U.S.$

CUSIP No.:  [If Restricted Global Securities-74251UAC8]
            [If Regulation S Global Securities-Q77548AB3]
            [If Restricted Securities-74251UAD6]
ISIN: [If Restricted Global Securities-US74251UAC80]
      [If Regulation S Global Securities-USQ77548AB39]
      [If Restricted Securities-US74251UAD63]
Common Code: [If Restricted Global Securities-010112800]
             [If Regulation S Restricted Securities-010112796]

         PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED, a corporation duly organized and existing under the laws of the Commonwealth of Australia, State of Victoria (herein called the "Company," which term includes any successor Person under the Fiscal Agency Agreement referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ______________ U.S. Dollars, [or such other amount (not to exceed Four Hundred Sixty Five Million U.S. Dollars (U.S. $465,000,000) when taken together with all of the Company's 8.20% Notes due August 15, 2009 issued and outstanding in definitive certificated form or in the form of another Global Security) as may from time to time represent the principal amount of the Company's 8.20% Notes due August 15, 2009 in respect of which beneficial interests are held through the U.S. Depositary in the form of a [Restricted] [Temporary Regulation S Global Security or a Regulation S] Global Security,] -- [omit from Non-Global Securities] on August 15, 2009, and to pay interest thereon from August 25, 1999 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on

February 15 and August 15 in each year, commencing on February 15, 2000, and at Maturity at the rate of 8.20% per annum, until the principal hereof is paid or made available for payment, provided that any amount of such principal (and premium, if any) or interest that is overdue shall bear interest at the rate of 8.20% a per annum (to the extent that payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Fiscal Agency Agreement, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Fiscal Agent, notice thereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Fiscal Agency Agreement.

         Payment of the principal of this Security and the interest due at Stated Maturity will be made in immediately available funds upon surrender of this Security at the office or agency of the Paying Agent, maintained for that purpose in New York, New York, or at such other paying agency as the Company may determine. Payments of interest, other than interest due at Stated Maturity, will be made by U.S. dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security register. A Holder of U.S. $5,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at Stated Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Fiscal Agent referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Fiscal Agency Agreement or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Date:

                                  PRINCIPAL FINANCIAL GROUP
                                  (AUSTRALIA) HOLDINGS PTY LIMITED

                                  BY _______________________________

Attest:


____________________________________

                  SECTION 2.6. Form of Reverse of 8.20% Notes.

           PRINCIPAL FINANCIAL GROUP (AUSTRALIA) HOLDINGS PTY LIMITED

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one series under a Fiscal Agency Agreement, dated as of August 25, 1999, among the Company, Principal Financial Services, Inc. (the "Guarantor") and U.S. Bank Trust National Association, as Fiscal Agent (herein called the "Fiscal Agent", which term includes any successor fiscal agent under the Fiscal Agency Agreement), and reference is hereby made to the Fiscal Agency Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Fiscal Agency Agreement and the Holders of the Securities and of the terms upon which the Securities and the Guarantee endorsed thereon are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof limited in aggregate principal amount to U.S. $465,000,000 or its equivalent in another currency or composite currency. The Company has appointed U.S. Bank Trust National Association at its corporate trust office in New York, New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Company) with respect to the Securities.

         This Security shall be redeemable, in whole or in part at any time, at the option of the Company on any date (a "Redemption Date"), at a Redemption Price equal to the sum of (1) 100% of the principal amount of this Security plus accrued interest thereon to the Redemption Date and (2) the Make-Whole Amount, if any, with respect to this Security (the "Redemption Price"). From and after the date notice has been given as provided in Section 8.4 of the Fiscal Agency Agreement, if funds for the redemption of this Security shall have been made available on such Redemption Date, this Security will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holder of this Security will be to receive payment of the Redemption Price.

         "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of this Security, the excess, if any of (1) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (2) the aggregate principal amount of the 8.20% Notes being redeemed or paid.

         "Reinvestment Rate" means 25 basis points plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date, of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

         "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Fiscal Agency Agreement, then such other reasonably comparable index which shall be designated by the Company.

         If as the result of any change in or any amendment to the laws, regulations or published tax rulings of Australia, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation by any Australian court or tribunal, government or government authority of such laws, regulations or published tax rulings either generally or in relation to this particular Security (or the Guarantee thereof), which this particular Security (or the Guarantee thereof), which change or amendment becomes effective on or after the original issue date of this Security and Guarantee or which change in official administration, application or interpretation shall not have been available to the public prior to such issue date, the Company or the Guarantor would be required to pay any Additional Amounts pursuant to

Section 5.6 of the Fiscal Agency Agreement in respect of interest on the next succeeding Interest Payment Date (assuming, in the case of the Guarantor, a payment in respect of such interest was required to be made by the Guarantor under the Guarantee thereof on such Interest Payment Date), on which the Guarantor would be unable, for reasons outside its control, to procure payment by the Company, and the obligation to pay Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or the Guarantor, the Company or the Guarantor may, at either of their options, redeem all (but not less than all) the Securities of this series in respect of which such Additional Amounts would be so payable at any time, upon notice as provided in Sections 8.2 and 8.4 of the Fiscal Agency Agreement, at a Redemption Price equal to 100 percent of the principal amount thereof plus all accrued and unpaid interest to the date fixed for redemption; provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company or the Guarantor, as the case may be, would be obligated to pay such Additional Amounts were in payment in respect of this Security or the Guarantee thereof then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect. Prior to any redemption of this Security pursuant to Section 8.9 of the Fiscal Agency Agreement, the Company shall provide the Fiscal Agent with an Opinion of Counsel that the conditions precedent to the right of the Company to redeem this Security pursuant to such Section have occurred and a certificate signed by an Authorized Officer stating that the obligation to pay Additional Amounts with respect of this Security, cannot be avoided by taking measures that the Company or the Guarantor, as the case may be, believes are reasonable. Such Opinion of Counsel shall be based on the laws and application and interpretation thereof in effect on the date of such opinion or to become effective on or before the next succeeding Interest Payment Date.

          If an Event of Default with respect to Securities shall occur and be continuing, the principal (and premium, if any) of the Securities may be declared due and payable in the manner and with the effect provided in the Fiscal Agency Agreement. Upon payment (i) of the amount of principal (and premium, if any) so declared due and payable and (ii) of interest on any overdue principal and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal (and premium, if any) and interest, if any, on the Securities shall terminate.

          The Company hereby agrees that all payments of, or in respect of, principal of (and premium, if any) and any interest on, the Securities, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any political subdivision or taxing authority thereof or therein to be withheld or deducted. In that event, the Company will pay such additional amounts of, or in respect of, principal of (and premium, if any) and any interest on, the Securities ("Additional Amounts") as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of this Security of the amounts which would have been payable in respect of this Security had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of (1) any tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such Holder (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under this Security or this Guarantee; (B) presented this Security or this Guarantee for payment in Australia, unless this Security or this Guarantee could not have been presented for payment elsewhere; or (C) presented this Security or this Guarantee, as the case may be, more than thirty (30) days after the date on which the payment in respect of this Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented this Security or this Guarantee for payment on any day within such period of thirty (30) days,
(2) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such taxes, (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of (or premium, if any), or any interest pursuant to this Security or this Guarantee, (4) any withholding, deduction, tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company or the Company addressed to such Holder or beneficial owner, as the case may be, (A) to provide information concerning the nationality, residence or identity of such Holder or such beneficial owner or
(B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of Australia or any political subdivision or taxing authority thereof or therein as a precondition to exemption from all or part of such withholding, deduction, tax, assessment or other governmental charge, (5) any withholding, deduction, tax, assessment or other governmental charge which is imposed or withheld by reason of such Holder being an associate of the Company or the Company for the purposes of Section 128(F) of the Income Tax Assessment Act 1936 of Australia, (6) a determination by the Commissioner of Taxation that Australian interest withholding tax is payable in respect of the amount in the circumstances where the Holder or such entity, or a person on behalf of the Holder or such entity, is party to or participated in a scheme to avoid Australian interest withholding tax, being a scheme which the Company neither was party to nor participated in, or (7) any combination of items (l), (2), (3), (4), (5) and (6), nor shall Additional Amounts be paid with respect to any payment of, or in respect of, the principal of (and premium, if any), or any interest on, this Security to any such Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Australia or any political subdivision or taxing authority thereof or therein to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, any of whom would not have been entitled to such Additional Amounts had it been the Holder of this Security.

          The Securities are entitled to the benefits of the covenants of the Company or the Guarantor, as the case may be, set forth in the Fiscal Agency Agreement.

          As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the obligations of the Company under the Fiscal Agency Agreement and this Security are Guaranteed pursuant to the Guarantee endorsed hereon.

          The Fiscal Agency Agreement contains provision for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Fiscal Agency Agreement.

          The Fiscal Agency Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities under the Fiscal Agency Agreement at any time by the Company, the Guarantor and the Fiscal Agent with either (a) the consent of the Holders of a majority in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding or (b) by the adoption of a resolution, at a meeting of Holders of Outstanding Securities at which a quorum is present, by the Holders of a majority in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding represented at such meeting. The Fiscal Agency Agreement also contains provisions permitting the Holders of specified percentages in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding, on behalf of the Holders of all Securities under the Fiscal Agency Agreement at the time Outstanding, to waive compliance by the Company and the Guarantor with certain provisions of the Fiscal Agency Agreement and certain past defaults under the Fiscal Agency Agreement and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Fiscal Agency Agreement, the Holder of this Security shall not have the right to institute any proceeding with respect to the Fiscal Agency Agreement or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Fiscal Agent written notice of a continuing Event of Default with respect to the Securities under the Fiscal Agency Agreement, the Holders of not less than 25% in principal amount of the Securities under the Fiscal Agency Agreement at the time Outstanding shall have made written request to the Fiscal Agent to institute proceedings in respect of such Event of Default as Fiscal Agent and offered the reasonable indemnity, and the Fiscal Agent shall not have received from the Holders of a majority in principal amount of Securities under the Fiscal Agency Agreement at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of like tenor, of authorized denominations and for the same aggregate principal amount and with the Guarantee endorsed thereon, will be issued to the designated transferee or transferees. As provided in the Fiscal Agency Agreement and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          [IF THIS SECURITY IS A TEMPORARY REGULATION S SECURITY -- This Temporary Regulation S Security is exchangeable in whole for a Regulation S Global Security only (i) after the termination of the Restricted Period (as defined in the Fiscal Agency Agreement) and (ii) upon presentation of certification of non-United States beneficial ownership of 100% of the aggregate principal amount of this Temporary Regulation S Security, as required in the Fiscal Agency Agreement. Upon exchange of this Temporary Regulation S Global Security for a Regulation S Global Security, the Fiscal Agent shall cancel this Temporary Regulation S Global Security and it shall become void.]

          This Security, and any Security or Securities issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, except as provided in the Fiscal Agency Agreement, in denominations of $1,000 and any integral multiples of $1,000 in excess thereof.

          [IF THIS SECURITY IS A GLOBAL SECURITY -- This Security is a Global Security and shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to this Global Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, or (ii) there shall have occurred and be continuing an Event of Default with respect to the Securities.]

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Fiscal Agent and any agent of the Company, the Guarantor, or the Fiscal Agent may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Fiscal Agency Agreement shall have the meanings assigned to them in the Fiscal Agency Agreement.

          THE FISCAL AGENCY AGREEMENT AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          SECTION 2.7. Form of Fiscal Agent's Certificate of Authentication of 8.20% Notes.

          The Fiscal Agent's certificates of authentication shall be in substantially the following form:

          This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

Dated:
                                         U.S. Bank Trust National Association,
                                                             as Fiscal Agent


                                         By:____________________________________
                                            Authorized Signatory

          SECTION 2.8.  Form of Guarantee.

                                    GUARANTEE

          For value received, the Guarantor named (or deemed herein to be named) below hereby unconditionally guarantees, to the Holder of the Security upon which this Guarantee is endorsed, and to the Fiscal Agent on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity, by acceleration, call for redemption, purchase or otherwise, according to the terms thereof and of the Fiscal Agency Agreement referred to therein. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

          The Guarantor hereby agrees that all payments pursuant to this Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any political subdivision or taxing authority thereof or therein to be withheld or deducted. In that event, the Guarantor will pay such additional amounts of, or in respect of, payments pursuant to this Guarantee ("Additional Amounts") as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of this Security of the amounts which would have been payable in respect of this Guarantee had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of (1) any tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such Holder (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under this Security or this Guarantee; (B) presented this Security or this Guarantee for payment in Australia, unless this Security or this Guarantee could not have been presented for payment elsewhere; or (C) presented this Security or this Guarantee, as the case may be, more than thirty (30) days after the date on which the payment in respect of this Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented this Security or this Guarantee for payment on any day within such period of thirty (30) days, (2) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such taxes, (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments pursuant to this Guarantee, (4) any withholding, deduction, tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company or the Guarantor addressed to such Holder or beneficial owner, as the case may be, (A) to provide information concerning the nationality, residence or identity of such Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or
(B), is required or imposed by a statute, treaty, regulation or administrative practice of Australia or any political subdivision or taxing authority thereof or therein as a precondition to exemption from all or part of such withholding, deduction, tax, assessment or other governmental charge, (5) any withholding, deduction, tax, assessment or other governmental charge which is imposed or withheld by reason of such Holder being an associate of the Company or the Guarantor for the purposes of Section 128(F) of the Income Tax Assessment Act 1936 of Australia, (6) a determination by the Commissioner of Taxation that Australian interest withholding tax is payable in respect of the amount in the circumstances where the Holder or such entity, or a person on behalf of the Holder or such entity, is party to or participated in a scheme to avoid Australian interest withholding tax, being a scheme which the Company neither was party to nor participated in, or (7) any combination of items (l), (2), (3),
(4), (5) and (6), nor shall Additional Amounts be paid with respect to any payments pursuant to this Guarantee to any such Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Australia or any political subdivision or taxing authority thereof or therein to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, any of whom would not have been entitled to such Additional Amounts had it been the Holder of this Security.

          The Guarantor has agreed that if the sale and purchase of the Sale Shares pursuant to the Acquisition Agreement does not occur before August 25, 2000, the Guarantor shall assume all of the obligations of the Company under the Fiscal Agency Agreement, the Purchase Agreement and the Securities in accordance with the Assumption Agreement, the terms of which are deemed to be incorporated herein as if set forth in full in this Guarantee.

          The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of (i) the validity, regularity or enforceability of such Security or the Fiscal Agency Agreement, (ii) the absence of any action to enforce the same, (iii) any creation, exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee of, all or of any of the Securities, (iv) the election by the Fiscal Agent or any of the Holders in any proceeding under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code,
(v) any borrowing or grant of a security interest by the Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Fiscal Agent or any of the Holders for payment of any of the Securities, (vii) any waiver or consent by the Holder of such Security or by the Fiscal Agent or either of them with respect to any provisions thereof or of the Fiscal Agency Agreement, (viii) the obtaining of any judgment against the Company or any action to enforce the same or (ix) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. For purposes of clauses (iv), (v) and (vi) of the foregoing sentence, references to sections of the Bankruptcy Code shall be deemed to include any equivalent or like provisions of Australian or Iowa law which might be applicable to the Company or the Guarantor, as the case may be. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Fiscal Agent or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Security and in this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Security, whether at their Stated Maturity, by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Fiscal Agent on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in the Fiscal Agency Agreement, directly against the Guarantor to enforce this Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Fiscal Agent or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities, or to enforce or exercise any other right or remedy with respect to the Securities, the Guarantor agrees to pay to the Fiscal Agent for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Fiscal Agent or any of the Holders.

          No reference herein to the Fiscal Agency Agreement and no provision of this Guarantee or of the Fiscal Agency Agreement shall alter or impair the Guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which this Guarantee is endorsed.

          The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of the Guarantee or the Fiscal Agency Agreement; provided, however, that the Guarantor shall not, without the consent of the Holders of all the Outstanding Securities be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on this Security and all other Securities issued under the Fiscal Agency Agreement shall have been paid in full.

          This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          The Guarantor shall be released from this Guarantee upon the terms and subject to the conditions set forth in the Fiscal Agency Agreement.

          All terms used in this Guarantee which are defined in the Fiscal Agency Agreement referred to in the Security upon which this Guarantee is endorsed shall have the meanings assigned to them in such Fiscal Agency Agreement.

          This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Fiscal Agent under the Fiscal Agency Agreement by manual signature.

          Reference is made to Article XII of the Fiscal Agency Agreement for further provisions with respect to this Guarantee.

          THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

                                         Principal Financial Services, Inc.,
                                         As Guarantor

                                         By:____________________________________
                                                         [Officer]

                                         By:____________________________________
                                                         [Officer]

Attest:

_____________________________
         [Secretary]
    [Assistant Secretary]


          SECTION 2.9. Registrar, Paying Agent, Depository and Custodian. (a) The Company shall appoint itself or another Person to maintain an office or agency where Securities may be presented for registration of transfer or exchange (the Company or such other Person being referred to, in such capacity, as the "Registrar"). As set forth in Article IV hereof, the Registrar shall keep a register of each series of the Securities and of their transfer and exchange (the "Register"). The Company may appoint one or more co-Registrars (each, a "Co-Registrar") and may act as Co-Registrar. The Company initially appoints the Fiscal Agent to act as Registrar.

          (b) The Company shall appoint itself or another Person to maintain an office or agency where Securities may be presented for payment (the Company or such other Person being referred to, in such capacity, as the "Paying Agent"). The term "Paying Agent" includes any additional paying agent. The Company initially appoints the Fiscal Agent to act as Paying Agent.

          (c) The Company shall appoint one or more other Persons to act as Depository with respect to any Securities issued in global form. The Company initially appoints DTC to act as Depository with respect to the Securities issued in global form. The Company may, in certain circumstances, appoint a successor Depository, and may at any time determine that the Securities issued in the form of global Securities shall no longer be represented by such global Securities.

          (d) The Company shall appoint itself or one or more other Persons to act as custodian for the Depository (the "Custodian") with respect to any Securities issued in global form. The Company initially appoints the Fiscal Agent to act as Custodian with respect to the Securities in global form.

          (e) The Company shall notify the Fiscal Agent of the name and address of the Depository and of any Agent not a party to this Agreement, and shall give the Fiscal Agent at least thirty days' notice prior to changing the Depository or any such Agent.

          SECTION 2.10. Payment on Securities. (a) The Company shall provide to the Paying Agent, in immediately available funds on or prior to 11:30 a.m., New York time, on each Interest Payment Date or the applicable Maturity Date, such amount, in U.S. dollars, as is necessary to make such payment as is due, and the Company hereby authorizes and directs the Paying Agent from funds so provided to it to make or cause to be made payment of the principal of and interest on the Securities in the manner, at the times and for the purposes set forth herein and in the text of the Securities; provided that any payment of interest on the Securities may be made by check mailed to the Holders as of the close of business on the relevant Record' Date. Payments of interest on or principal of the Securities shall be made, in the case of a Holder of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee ,with a bank if such Holder so elects by giving notice to the Paying Agent, not less than 15 days (or such fewer days as the Paying Agent may accept at its discretion) prior to the date on which such (*)payments are scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such Holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such Holder. The Company shall pay any reasonable administrative costs in connection with making any such payments.

          (b) The Company will pay interest on each Security on each Interest Payment Date to the Holder of such Security as of the close of business on the Record Date for the applicable Interest Payment Date or on the subsequent special record date, if any, determined pursuant to Section 4.1. The Company will make payment of the principal of the Securities on the applicable Maturity Date to the Holder of such Security against presentation and surrender thereof at the principal office of the Paying Agent, or at such other location of a Paying Agent as the Company shall have otherwise instructed the Fiscal Agent in writing.

          (c) Interest will continue to accrue at the Stated Rate on (i) any unpaid principal and (ii) to the extent permitted by law, any payment of interest which is not punctually paid or duly provided for on the applicable Interest Payment Date, in each case to, but not including, the date of actual payment.

          (d) The Company shall require each Paying Agent other than the Fiscal Agent to agree in writing that the Paying Agent will hold on behalf of the Fiscal Agent all money held by the Paying Agent for the payment of principal of or interest on the Securities, and will notify the Fiscal Agent of any failure by the Company to make any such payment. Until any such failure has been remedied, the Fiscal Agent may require a Paying Agent to pay all money held by it to the Fiscal Agent. In the event the Company wishes to terminate the Fiscal Agent's appointment as Paying Agent, the Company shall provide ten days' prior written notice to the Fiscal Agent that the Fiscal Agent's appointment to act as Paying Agent is so terminated and the Fiscal Agent may rely on such notice. The Company at any time may require a Paying Agent to pay all money held by the Paying Agent to the Fiscal Agent. Upon doing so, the Paying Agent shall have no further liability for the money so paid.

          SECTION 2.11. Holder Lists. The Fiscal Agent shall preserve in as current a form as is reasonably practicable a separate list of the names and addresses of Holders of each series of the Securities. If the Fiscal Agent is not the Registrar, the Company shall furnish to the Fiscal Agent not less than five business days prior to each Interest Payment Date and at such other times as the Fiscal

Agent may request in writing a separate list in such form and as of such date as the Fiscal Agent may reasonably require of the names and addresses of Holders of each series of the Securities.

          SECTION 2.12. Outstanding Securities. The Securities outstanding at any time are only those Securities authenticated by the Fiscal Agent (or an authenticating agent appointed pursuant to Section 3.3), except for those cancelled by the Fiscal Agent, those delivered to the Fiscal Agent for cancellation, those reductions in the interest in a Global Security effected by the Fiscal Agent hereunder, and those described in this Section as not outstanding.

          A Security does not cease to be outstanding because the Company holds the Security.

          If a Security is replaced pursuant to Section 3.6, it ceases to be outstanding unless the Fiscal Agent receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          Securities are not outstanding which have been called for redemption in accordance with Article VIII or which otherwise have become payable at the Maturity Date and, in each case, monies sufficient to pay the principal thereof and any interest thereon have been paid.

          SECTION 2.13. Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent required or permitted to be given to the Fiscal Agent under this Agreement, Securities owned by the Company or any subsidiary or affiliate of the Company shall be disregarded, except that for the purposes of determining whether the Fiscal Agent shall be protected in relying on any such direction, waiver or consent, only Securities which the Company declares in writing to the Fiscal Agent as being so owned shall be so disregarded.

                                   ARTICLE III

                                 THE SECURITIES

          SECTION 3.1. Title and Terms.

          The Securities shall be issued in two separate series and shall be known and designated as the "7.95% Notes due August 15, 2004" and the "8.20% Notes due August 15, 2009" of the Company. The aggregate principal amount of the 7.95% Notes which may be authenticated and delivered under this Fiscal Agency Agreement is limited to $200,000,000 and the aggregate principal amount of the 8.20% Notes which may be authenticated and delivered under this Fiscal Agency Agreement is limited to $465,000,000, and the aggregate principal amount of Additional Securities which may be authenticated and delivered under this Fiscal Agency Agreement is limited to the amount determined in accordance with Section 3.3, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to
Section 3.3, 3.4, 3.5, 3.6 or 9.7 of this Fiscal Agency Agreement. In no event shall the aggregate principal amount of Outstanding Securities exceed $665,000,000 and up to the aggregate principal amount of Additional Securities of one or more series issued subsequently, in the manner set forth in Section 3.3.

          Each of the two series (each, a "series") of the Securities issued hereunder shall be treated separately for purposes of the acts of Holders permitted or required under the Fiscal Agency Agreement, the giving of waivers or consents by Holders, Events of Default and accelerations of the respective series, registrations of transfer and exchange of Securities, replacement of Securities, and all other events and actions under the Fiscal Agency Agreement as to which the interests of the Holders of the separate series of the Securities may differ or it is otherwise appropriate to treat such series separately, whether or not express mention is made of such separate treatment in a particular context.

          The Stated Maturity of the 7.95% Notes shall be August 15, 2004 and they shall bear interest at the rate of 7.95% per annum from August 25, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2000, and at Maturity, until the principal thereof is paid or made available for payment, provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 7.95% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The Regular Record Date for the 7.95% Notes for the interest payable on any Interest Payment Date shall be the February 1 and August 1, as the case may be, immediately preceding such Interest Payment Date.

          The Stated Maturity of the 8.20% Notes shall be August 15, 2009, and they shall bear interest at the rate of 8.20% per annum from August 25, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 2000, and at Maturity, until the principal thereof is paid or made available for payment, provided that any amount of such principal or interest that is overdue shall bear interest at the rate of 8.20% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amount is due until it is paid or made available for payment, and such interest on any overdue amount shall be payable on demand. The Regular Record Date for the 8.20% Notes for the interest payable on any Interest Payment Date shall be the February 1 and August 1, as the case may be, immediately preceding such Interest Payment Date.

          Payment of the principal (and premium, if any) of the Securities and the interest due at Stated Maturity will be made at the office or agency of U.S. Bank Trust National Association maintained for that purpose in New York, New York, or at such other paying agency as the Company may determine. Payments of interest, other than interest due at Stated Maturity, will be made to the address of the Person entitled thereto as such address shall appear in the Security Register. A Holder of U.S. $5,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date will be entitled to receive payments of interest, other than interest due at Stated Maturity, by wire transfer if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than

15 calendar days prior to the applicable Interest Payment Date.

          The Securities shall be redeemable by the Company prior to maturity as set forth in Section 8.8 herein. No sinking fund is provided for in the Securities.

          The Company shall have no obligation to redeem or purchase the Securities pursuant to any sinking fund or analogous provision, or at the option of a Holder thereof.

          The Securities shall be executed, authenticated, delivered and dated in accordance with Section 3.3 herein.

          The Securities shall be entitled to the benefits of Article XII herein providing for the unconditional guarantee by the Guarantor of the due and punctual payment of the principal of and interest on the Securities when as the same shall become due and payable, whether at the Stated Maturity, by acceleration, purchase or otherwise, in accordance with the terms of the Securities and the Fiscal Agency Agreement.

          SECTION 3.2. Denominations.

          The Securities shall be issuable only in registered form without coupons only in denominations of $1,000 and except that Securities offered to Institutional Accredited Investors will be issued only in definitive certificated form and will be issued initially in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

          SECTION 3.3. Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, Chief Executive Officer, its President or one of its Vice Presidents or one of its directors. The signature of any of these officers on the Securities may be manual or facsimile. The signatures required hereby may in each case be the manual signatures of any person duly delegated by a director.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers or directors of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Fiscal Agency Agreement, the Company may deliver Securities executed by the Company and having endorsed (by attachment or imprint) thereon the Guarantees executed as provided in Section 12.2 by the Guarantor to the Fiscal Agent for authentication, together with a Company Order for the authentication and delivery of such Securities with such Guarantees endorsed thereon; and the Fiscal Agent in accordance with such Company Order shall authenticate and deliver such Securities with such Guarantees endorsed thereon as in this Fiscal Agency Agreement provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Fiscal Agency Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Fiscal Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that each Guarantee endorsed thereon has been duly endorsed thereon and delivered hereunder.

          The Fiscal Agent may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Fiscal Agent may do so, other than upon original issuance or pursuant to Section 3.6. Each reference in this Agreement to authentication by the Fiscal Agent includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company.

          The Company shall be entitled, subject to Section 3.1, to issue Additional Securities under this Fiscal Agency Agreement which shall have identical terms as the Securities of any series issued on the Issue Date, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable to such series. The Securities of any series issued on the Issue Date and any Additional Securities of such series shall be treated as a single class for all purposes under this Fiscal Agency Agreement.

          With respect to any Additional Securities, the Company shall set forth in a Board Resolution and an Officer's Certificate, a copy of each of which shall be delivered to the Fiscal Agent, the following information:

                    (1) the series and the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Fiscal Agency Agreement; and

                    (2) the issue price, the issue date and the CUSIP, common code and ISIN numbers of such Additional Securities and the amount of interest payable on the first payment date applicable thereto; provided, however, that no Additional Securities may be issued at a price that would cause such Additional Securities to have "original issue discount" within the meaning of Section 1273 of the U.S. Internal Revenue Code of 1986, as amended.

          SECTION 3.4. Temporary Securities Other Than Regulation S Temporary Securities.

          Pending the preparation of definitive Securities and Guarantees, the Company may execute, and upon Company Order the Fiscal Agent shall authenticate and deliver, temporary Securities with temporary Guarantees endorsed thereon, which Securities and Guarantees are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities and Guarantees, respectively, in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Guarantees may determine, as evidenced by their execution thereof.

          If temporary Securities are issued, the Company will cause definitive Securities and Guarantees to be prepared without unreasonable delay. After the preparation of definitive Securities and Guarantees, the temporary Securities shall be exchangeable for definitive Securities with definitive Guarantees endorsed thereon, upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to this Fiscal Agency Agreement, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Fiscal Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations having endorsed thereon definitive Guarantees executed by the Guarantor. Until so exchanged the temporary Securities and Guarantees shall in all respects be entitled to the same benefits under this Fiscal Agency Agreement as definitive Securities and Guarantees, respectively.

          SECTION 3.5. Registration, Registration of Transfer and Exchange Generally; Restrictions on Transfer and Exchange.

          (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Fiscal Agent a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to this Fiscal Agency Agreement being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Fiscal Agent is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to this Fiscal Agency Agreement for such purpose, the Company shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Fiscal Agency Agreement, each such new Security having endorsed thereon the Guarantee executed by the Guarantor.

          At the option of the Holder, and subject to the other provisions of this Section 3.5, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount, each such new Security having endorsed thereon the Guarantee executed by the Guarantor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Fiscal Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Fiscal Agency Agreement, as the Securities and Guarantees endorsed thereon, respectively, surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.3, 3.4, 3.5 or 8.7 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 8.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          (b) Certain Transfers and Exchanges. Notwithstanding any other provisions of the Fiscal Agency Agreement or the Securities (but subject to Section 2.1 hereof), transfers of a Global Security, in whole or in part, transfers and exchanges of interests therein of the kinds described in clauses
(iii), (iv), (v), (vi), (vii) and (viii) below and exchanges of interests in Global Securities shall be made only in accordance with this Section 3.5. Transfers and exchanges subject to this Section 3.5 shall also be subject to the other provisions of the Fiscal Agency Agreement that are not inconsistent with this Section 3.5.

                    (i) Limitation on Transfers of a Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the U.S. Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Fiscal Agency Agreement or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 3.5(b)(i) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.5(b).

                    (ii) Temporary Regulation S Global Security. After the Restricted Period, if the holder of a beneficial interest in a Temporary Regulation S Global Security wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in such Temporary Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Cedelbank, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Section 3.5(b)(ii). Upon delivery (a) by a beneficial owner of an interest in a Temporary Regulation S Global Security to Euroclear or Cedelbank, as the case may be, of an Owner Securities Certification, (b) by the transferee of such beneficial interest in the Temporary Regulation S Global Security to Euroclear or Cedelbank, as the case may be, of a written certification (a "Transferee Securities Certification") substantially in the form of Annex C-3 hereto and (c) by Euroclear or Cedelbank, as the case may be, to the Fiscal Agent, as Security Registrar, of a Depositary Securities Certification, the Fiscal Agent may direct either Euroclear or Cedelbank, as the case may be, to reflect on its records the transfer of a beneficial interest in the Temporary Regulation S Global Security from the beneficial owner providing the Owner Securities Certification to the Person providing the Transferee Securities Certification.

                    (iii) Restricted Global Security to Temporary Regulation S Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Security of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this
          Section 3.5(b)(iii). Upon receipt by the Fiscal Agent, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from a member of, or participant in, the U.S. Depositary (an "Agent Member") directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Temporary Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security of the same series to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Cedelbank account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-1 given by the holder of such beneficial interest, the Fiscal Agent, as Security Registrar, shall instruct the U.S. Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Temporary Regulation S Global Security of the same series, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Agent Member for Euroclear or Cedelbank or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Security of the same series having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

                    (iv) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in a Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(iv). Upon receipt by the Fiscal Agent, as Security Registrar, at its office in The City of New York of
          (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security of the same series to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or Cedelbank account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex A-2 given by the holder of such beneficial interest, the Fiscal Agent, as Security Registrar, shall instruct the U.S. Depositary to reduce the principal amount of the applicable Restricted Global Security, and to increase the principal amount of the Regulation S Global Security of the same series, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which during the Restricted Period shall be the Agent Member for Euroclear or Cedelbank or both, as the case may be) a beneficial interest in the Regulation S Global Security of the same series having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

                    (v) Temporary Regulation S Global Security or Regulation S Global Security to Restricted Global Security. If the holder of a beneficial interest in a Temporary Regulation S Global Security or a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(v). Upon receipt by the Fiscal Agent, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Security in a principal amount equal to that of the beneficial interest in the Temporary Regulation S Global Security of the same series or the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Cedelbank account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Annex B given by the holder of such beneficial interest, the Fiscal Agent, as Security Registrar, shall instruct the U.S. Depositary to reduce the principal amount of the applicable Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, and to increase the principal amount of the Restricted Global Security of the same series, by the principal amount of the beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security of the same series having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global

          Security or the Regulation S Global Security, as the case may be, was reduced upon such transfer.

                    (vi) Non-Global Restricted Security to Global Security. If the holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or a portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, in each case of the same series, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 3.5(b)(vi). Upon receipt by the Fiscal Agent, as Security Registrar, at its office in The City of New York of (A) such Security and written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Fiscal Agent to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security, the Temporary Regulation S Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) of the same series to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth in Annex D-l hereto, if the specified account is to be credited with a beneficial interest in a Restricted Global Security, or Annex D-2 hereto, if the specified account is to be credited with a beneficial interest in the Temporary Regulation S Global Security or the Regulation S Global Security, given by the holder of such beneficial interest, the Fiscal Agent, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.5(b) and increase the principal amount of the Restricted Global Security, Temporary Regulation S Global Security or Regulation S Global Security, as the case may be, in each case of the same series, by the specified principal amount as provided in Section 3.5(d) (iii).

                    (vii) Exchanges. In the event that a Restricted Global Security or any portion thereof is exchanged for a Regulation S Global Security or Securities of the same series other than Global Securities, such other

          Securities may in turn be exchanged (on transfer or otherwise) for Securities of the same series that are not Global Securities or for beneficial interests in a Global Security of the same series (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (i) through (vi) above and (viii) below (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any Applicable Procedures, as may be from time to time adopted by the Company and the Fiscal Agent.

                    (viii) Interests in Temporary Regulation S Global Security to be Held Through Euroclear or Cedelbank. Until the termination of the Restricted Period, interests in the Temporary Regulation S Global Securities may be held only through Agent Members acting for and on behalf of Euroclear and Cedelbank, provided that this clause (viii) shall not prohibit any transfer in accordance with Section 3.5(b)(v) hereof.

                    (ix) Certain Initial Transfers of Non-Global Securities. In the case of Securities initially issued other than in global form, an initial transfer or exchange of such Securities that does not involve any change in beneficial ownership may be made to an Institutional Accredited Investor or Investors as if such transfer or exchange were not an initial transfer or exchange.

          (c) Each Restricted Security and Global Security issued hereunder shall, upon issuance, bear the legends required by Section 2.2 or Section 2.5 to be applied to such a Security and such required legends shall not be removed from such Security except as provided in the next sentence or paragraph (d) of this Section 3.5. The legend required for a Restricted Security may be removed from a Security if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Company that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Fiscal

Agent, at the written direction of the Company, shall authenticate and deliver in exchange for such Security another Security or Securities of the same series having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Restricted Security has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Fiscal Agent in writing to cause a legend to appear thereon.

          (d) The provisions of clauses (i), (ii), (iii) and (iv) below shall apply only to Global Securities:

                    (i) Each Global Security authenticated under the Fiscal Agency Agreement shall be registered in the name of the U.S. Depositary or a nominee thereof and delivered to such U.S. Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of the Fiscal Agency Agreement.

                    (ii) Notwithstanding any other provision in the Fiscal Agency Agreement or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the U.S. Depositary or a nominee thereof unless (A) the U.S. Depositary (i) has notified the Company that it is unwilling or unable to continue as U.S. Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) in the case of a Global Security held for an account of Euroclear or Cedelbank, Euroclear or Cedelbank, as the case may be, (i) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or (ii) announces an intention permanently to cease business or does in fact do so, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) a request for certificates has been made upon at least 60 days' prior written notice given to the Fiscal Agent in accordance with the U.S. Depositary's customary procedures and a copy of such notice has been received by the Company from the Fiscal Agent. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the U.S. Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that any such Security so issued that is registered in the name of a Person other than the U.S. Depositary or a nominee thereof shall not be a Global Security.

                    (iii) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (ii) above shall be of the same series as the Global Security to be exchanged, shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the U.S. Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the U.S. Depositary to the Fiscal Agent, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Fiscal Agent is acting as custodian for the U.S. Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Fiscal Agent. Upon any such surrender or adjustment, the Fiscal Agent shall authenticate and make available for delivery the Security issuable on such exchange to or upon the written order of the U.S. Depositary or an authorized representative thereof.

                    (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Fiscal Agent a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

                    (v) No Agent Members nor any other Persons on whose behalf Agent Members may act (including Euroclear and Cedelbank and account holders and participants therein) shall have any rights under the Fiscal Agency Agreement with respect to any Global Security, or under any Global Security, and the U.S. Depositary or such nominee, as the case may be, may be treated by the Company, the Fiscal Agent and any agent of the Company or the Fiscal Agent as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Fiscal Agent or any agent of the Company or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depositary or such nominee, as the case may be, or impair, as between the U.S. Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

          SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

          If any mutilated Security is surrendered to the Fiscal Agent, the Company shall execute and the Fiscal Agent shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount, having endorsed thereon the Guarantees executed by the Guarantor and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Fiscal Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them, the Guarantor and any agent of any of them harmless, then, in the absence of notice to the Company or the Fiscal Agent that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Fiscal Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having endorsed thereon the Guarantees executed by the Guarantor and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, and each Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Company and the Guarantor, respectively, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Fiscal Agency Agreement equally and proportionately with any and all other Securities and Guarantees, respectively, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.7. Payment of Interest; Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the

          Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Fiscal Agent in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Fiscal Agent an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Fiscal Agent for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Fiscal Agent shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Fiscal Agent of the notice of the proposed payment. The Fiscal Agent shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                    (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Fiscal Agent of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Fiscal Agent.

           Subject to the foregoing provisions of this Section, each Security delivered under this Fiscal Agency Agreement upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

           SECTION 3.8. Persons Deemed Owners.

           Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Fiscal Agent and any agent of the Company, the Guarantor or the Fiscal Agent may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Fiscal Agent nor any agent of the Company, the Guarantor or the Fiscal Agent shall be affected by notice to the contrary.

           SECTION 3.9. Cancellation.

           All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Fiscal Agent, be delivered to the Fiscal Agent and, together with the Guarantees endorsed thereon, shall be promptly cancelled by it. The Company may at any time deliver to the Fiscal Agent for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall, together with the Guarantees endorsed thereon, be promptly cancelled by the Fiscal Agent. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Fiscal Agency Agreement. All cancelled Securities held by the Fiscal Agent, together with the Guarantees endorsed thereon, shall be disposed of by the Fiscal Agent and the Fiscal Agent will certify as to such disposal to the reasonable satisfaction of the Company.

           SECTION 3.10. Computation of Interest.

           Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months provided, however, that any interest on overdue principal of (and premium, if any) and interest on any Securities, shall be computed on the basis of a 365-day or 366-day year, as the case may be, and the number of days actually elapsed during the period of default in the payment of such overdue principal (and premium, if any) or interest.

                                   ARTICLE IV

                              PAYMENT RESTRICTIONS

           SECTION 4.1. Unpaid Amounts. Notwithstanding anything to the contrary set forth herein, any payment of interest on any Security which is not punctually paid or duly provided for on the applicable Interest Payment Date (such payment being referred to as an "Unpaid Amount"), will forthwith cease to be payable to the Holder of such Security at the close of business on the relevant Record Date, and such Unpaid Amount, together with accrued interest thereon (if any) will instead be payable on a subsequent special payment date to the Holder of such Security as of the close of business on a subsequent Special Record Date. The Company shall fix such Special Record Date and special payment date for any Unpaid Amount and at least 20 days before such special record date shall notify the Fiscal Agent in writing of the special record date, the special payment date and the amount of interest to be paid. At least 15 days before the special record date, the Fiscal Agent shall mail to each Holder of the Securities a notice that also states the special record date, special payment date and amount of interest to be paid. On the special payment date set forth in such notice, the Paying Agent shall pay the amount of interest to be so paid to each Holder of the Securities in the manner set forth in Section 2.10(a).

                                    ARTICLE V

                                    COVENANTS

           SECTION 5.1. Payment of Principal and Interest. The Company will duly and punctually pay or cause to be paid the principal of and interest on the Securities in accordance with, and subject to, the terms of such Securities and this Agreement.

           SECTION 5.2. Rule 144A Information. So long as the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder, the Guarantor shall promptly furnish or cause the Fiscal Agent to furnish to such Holder or to a prospective purchaser of such Security designated by such Holder, as the case may be, the information required to be delivered pursuant to Rule 144A (d)(4) under the Securities Act ("Rule 144A Information") to permit compliance with Rule 144A in connection with resales of the Securities; provided, however, that the Guarantor shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is three years from the later of (x) the date of original issuance of such Security (or any predecessor Security) or (y) the date such Security (or any predecessor Security) was last held by the Guarantor or an affiliate of the Guarantor within the meaning of Rule 144 under the Securities Act. So long as the Guarantor is required to furnish Rule 144A Information as set forth herein, the Guarantor shall notify the Fiscal Agent in writing if at any time it becomes subject to Section 13 or 15(d) of the Exchange Act.

           SECTION 5.3. Other Information. The Guarantor shall deliver to the Fiscal Agent, who shall deliver to each Holder without charge, (i) promptly after it is available, a copy of the Principal Financial Group's annual report to policyowners, (ii) upon written request, the Guarantor's audited consolidated financial statements and quarterly financial information and (iii) during any period in which the Guarantor is subject to Section 13 or 15(d) of the Exchange Act, the annual reports, quarterly reports and current reports which the Guarantor is required to file with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act.

           SECTION 5.4. Corporate Existence. Subject to Article VI, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights (charter and statutory) and franchises; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such existence, right or franchise if the Board of Directors of the Company or the Guarantor, as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor, as the case may be, or that not preserving such right or franchise is in the best interest of the Holders of the Company or the Guarantor, or the policyholders of Principal Life, as the case may be, and, in each case, that any such action is effected only in a manner which does not adversely affect the interests of any Holder in any material respect.

           SECTION 5.5. Compliance with Investment Company Act. The Company is not an open-end investment company, closed-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will not take any action if such action would cause the Company to be in violation of the Investment Company Act at any time prior to payment in full of the Securities.

           SECTION 5.6. Additional Amounts. All payments of, or in respect of, principal of (and premium, if any), and any interest on, the Securities, and all payments pursuant to the Guarantee, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any political subdivision or taxing authority thereof or therein to be withheld or deducted. In that event, the Company or Guarantor, as applicable, will pay such additional amounts of, or in respect of, principal of (and premium, if any), and any interest on, the Securities ("Additional Amounts") as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the

Holder of each Security of the amounts which would have been payable in respect of such Security or the Guarantee, as the case may be, had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

           (1) any tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such Holder: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under such Security or Guarantee; (B) presented such Security or Guarantee for payment in Australia, unless such Security or Guarantee could not have been presented for payment elsewhere; or (C) presented such Security or Guarantee, as the case may be, more than thirty
      (30) days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security or Guarantee for payment on any day within such period of thirty (30) days;

           (2) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such taxes;

           (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of (and premium, if any), or any interest on, the Securities or the Guarantee;

           (4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of such Security with a request of the Company or the Guarantor addressed to such Holder or beneficial owner, as the case may be, (A) to provide information concerning the nationality, residence or identity of such Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of Australia or any political subdivision or taxing authority thereof or therein as a precondition to exemption from all or part of such withholding, deduction, tax, assessment or other governmental charge;

           (5) any withholding, deduction, tax, assessment or other governmental charge which is imposed or withheld by reason of such Holder being an associate of the Company or the Guarantor for the purposes of Section 128(F) of the Income Tax Assessment Act 1936 of Australia;

           (6) a determination by the Commissioner of Taxation that Australian interest withholding tax is payable in respect of the amount in the circumstances where the Holder or such entity, or a person on behalf of the Holder or such entity, is party to or participated in a scheme to avoid Australian interest withholding tax, being a scheme which the Company neither was party to nor participated in; or

           (7) any combination of items (l), (2), (3), (4), (5) and (6);

nor shall Additional Amounts be paid with respect to any payment of, or in respect of, the principal of (and premium, if any), or any interest on, any such Security or Guarantee to any such Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Australia or any political subdivision or taxing authority thereof or therein to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, any of whom would not have been entitled to such Additional Amounts had it been the Holder of the Security.

           Whenever in this Agreement there is mentioned, in any context, the payment of, or in respect of, the principal of (and premium, if any), or any interest on, any Security or any payments pursuant to the Guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section, and any express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

           At least 10 days prior to each date on which the payment of, or in respect of, principal of (and premium, if any), and any interest on, any Security or any payment pursuant to the Guarantee is due and payable, if the Company or Guarantor will be obligated to pay Additional Amounts with respect to such payment, the Company or Guarantor, as the case may be, will deliver to the Fiscal Agent and the Paying Agent an Officer's Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable the Fiscal Agent and such Paying Agent to pay such Additional Amounts to the Holders on the payment date; provided, however, that if 10 days prior to each date on which any such payment is due and payable the amount of such payment has not yet been determined, the Company or Guarantor, as the case may be, shall notify the Fiscal Agent of such amount promptly after such amount has been determined.

           SECTION 5.7. Limitations upon Liens. The Company and the Guarantor will not, nor will they permit any Restricted Subsidiary of the Company or the Guarantor, directly or indirectly, to, create, issue, assume, incur, or guarantee or become liable with respect to any indebtedness for money borrowed if such indebtedness is secured by a Lien on any present or future common stock of any Restricted Subsidiary (whether such shares of common stock are now owned or hereafter acquired) without in any such case making or causing to be made effective a provision (and each of the Company and the Guarantor covenants that in any such case it shall make or cause to be made effective such provision) whereby the Securities, will be secured equally and ratably with, or prior to, such indebtedness or guarantee; it being understood that in such event the Company and the Guarantor may also so secure any other such indebtedness of the Company, the Guarantor or such Restricted Subsidiary entitled thereto, subject to any applicable priority of payment.

           SECTION 5.8. Limitation on the Disposition of Stock of Restricted Subsidiaries. Except in a transaction governed by Article VI of this Agreement, the Guarantor will not issue, sell, convey, lease, transfer or otherwise dispose of any shares of, securities convertible or exchangeable into or warrants, rights or options to sub- scribe for or purchase shares of, capital stock (other than preferred stock having no voting rights of any kind, except as required by law or in the event of non-payment of dividends) of any Restricted Subsidiary, nor will it permit any Restricted Subsidiary to issue (other than to the Guarantor) any shares (other than directors' qualifying shares) of, or securities convertible or exchangeable into, or warrants, rights or options to subscribe for or purchase shares of, capital stock (other than preferred stock having no voting rights of any kind, except as required by law or in the event of non-payment of dividends) of any Restricted Subsidiary if, after giving effect to any such transaction and the issuance of the maximum number of shares issuable upon the conversion or exercise of all such convertible securities, warrants, rights or options, the Guarantor would own, directly or indirectly, less than 80% of the capital stock of any of the Restricted Subsidiaries (other than preferred stock having no voting rights of any kind, except as required by law or in the event of non-payment of dividends); provided, however, that (i) any such issuance, sale, conveyance, lease, transfer or other disposition permitted by the foregoing may only be made for at least fair market value, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith, and (ii) the foregoing shall not prohibit any such issuance, sale, conveyance, lease, transfer or disposition of securities if required by any law or any regulation or order of any governmental or insurance regulatory authority, including, without limitation, any order of the Insurance Commissioner of the State of Iowa pursuant to Section 521A.14 of the Iowa Code or any successor provision. Notwithstanding the foregoing, the Guarantor may (x) merge or consolidate any of the Restricted Subsidiaries into or with another direct, wholly owned Subsidiary of the Guarantor and (y) subject to the provisions of Article VI of this Agreement, sell, convey, lease, transfer or otherwise dispose of the entire capital stock of any Restricted Subsidiary at one time for at least a fair market value consideration, as determined by the Board of Directors pursuant to a Board Resolution adopted in good faith.

           SECTION 5.9. Annual Review Certificate; Notice of Defaults or Events of Default. Each of the Company and the

Guarantor covenants and agrees to deliver to the Fiscal Agent within 120 days after the end of each fiscal year of the Company and the Guarantor, respectively, ending after the date hereof, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company or the Guarantor, as the case may be, covering the preceding calendar year, stating whether or not to the best knowledge of the signer(s) thereof the Company or the Guarantor, as the case may be, is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Agreement, and if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purposes of this Section 5.9, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Agreement.

                                   ARTICLE VI

                    REORGANIZATION, CONSOLIDATION, MERGER OR
                               SALE BY THE COMPANY

           SECTION 6.1. Consolidation, Merger or Sale of Assets Permitted. Neither the Company nor the Guarantor shall reorganize, consolidate with or merge with or into, or transfer or lease all or substantially all of its assets including, without limitation, in connection with a demutualization of Principal Mutual Holding Company to, any Person unless:

           (1) the Person formed by or surviving any such reorganization, consolidation or any merger (if other than the Company or the Guarantor, as the case may be), or to which such transfer or lease shall have been made, is a corporation organized and existing under the laws of the Commonwealth of Australia or any State thereof, in the case of the Company, or under the laws of the United States, any State thereof or the District of Columbia, in the case of the Guarantor;

           (2) the Person formed by or surviving any such reorganization, consolidation or merger (if other than the Company or the Guarantor, as the case may be), or to which such transfer or lease shall have been made, expressly assumes by supplemental fiscal agency agreement hereto executed and delivered to the Fiscal Agent, in form satisfactory to the Fiscal Agent, the due and punctual payment of the principal, premium, if any, interest, if any and any Additional Amounts, with respect to all of the Securities and the performance or observance of every covenant under this Agreement and the Securities on the part of the Company and the Guarantor to be performed under the Securities and this Agreement;

           (3) immediately after giving effect to the transaction and treating any indebtedness which becomes an obligation of the Company or the Guarantor or a Subsidiary of the Guarantor as a result of such transaction as having been incurred by the Company, the Guarantor or such Subsidiary at the time of such transaction no Default or Event of Default exists and is continuing;

           (4) if, as a result of any such transaction, properties or assets of the Company or the Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by the Securities of any series, the Company, the Guarantor or such successor person, as the case may be, shall take such steps as shall be necessary effectively to secure such Securities equally and ratably with all indebtedness secured thereby; and

           (5) each of the Company and the Guarantor shall deliver to the Fiscal Agent prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental fiscal agency agreement comply with this Agreement and that all conditions precedent to the consummation of the transaction under this Agreement have been met.

           In the event of the assumption by a successor corporation as provided in clause (2) above, such successor corporation shall succeed to and be substituted for the Company or the Guarantor, as the case may be, hereunder and under the Securities with the same effect as if it had been named hereunder and thereunder and, except in the case of a lease, any coupons appertaining thereto and all such obligations of the Company or the Guarantor, as the case may be, shall terminate.

                                   ARTICLE VII

                              DEFAULTS AND REMEDIES

           SECTION 7.1. Events of Default. An "Event of Default" occurs with respect to the Securities of either series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any payment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (1) the Company or the Guarantor defaults in the payment of interest on any Security of that series or any Additional Amount payable with respect to any Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

           (2) the Company or the Guarantor defaults in the payment of the principal of (or any premium on) any Security of that series when the same becomes due and payable at its maturity or on redemption or otherwise;

           (3) the Company or the Guarantor fails to comply in any material respect with any of its agreements or covenants in, or any of the provisions of, this Agreement with respect to any Security of that series (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non-compliance continues for a period of 90 days after there has been given by registered or certified mail, to the Company and the Guarantor by the Fiscal Agent or to the Company, the Guarantor and the Fiscal Agent by the Holders of at least 25% in principal amount of the Outstanding Securities of the series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

           (4) a default under any mortgage, agreement, Fiscal Agency Agreement or instrument under which there may be issued, or by which there may be secured, guaranteed or evidenced any Debt of the Company or the Guarantor (including this Agreement) whether such Debt now exists or shall hereafter be created, in an aggregate principal amount then outstanding of $75,000,000 or more, which default (a) shall constitute a failure to pay a portion of the principal of such Debt when due and payable after the expiration of an applicable grace period with respect thereto or (b) shall result in such Debt becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such Debt shall not be paid in full within a period of 30 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Fiscal Agent or to the Company, the Guarantor and the Fiscal Agent by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such event of default and requiring the Company or the Guarantor, as the case may be, to cause such acceleration to be rescinded or annulled or to pay in full such Debt and stating that such notice is a "Notice of Default" hereunder; (it being understood however, that the Fiscal
      Agent shall not be deemed to have knowledge of such default under such agreement or instrument unless either (A) a Responsible Officer of the Fiscal Agent shall have actual knowledge of such default or
      (B) a Responsible Officer of the Fiscal Agent shall have received written notice thereof from the Company, from the Guarantor, from any Holder, from the holder of any such indebtedness or from the trustee under any such agreement or other instrument); provided, however, that if such default under such agreement or instrument is remedied or cured by the Company or the Guarantor, as the case may be, or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Fiscal Agent or any of such Holders;

           (5) the Company or the Guarantor, pursuant to or within the meaning of any Bankruptcy Law, (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a Receiver of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) makes an admission in writing of its inability to pay its debts generally as they become due or
     (F) takes corporate action in furtherance of any such action; or

           (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or the Guarantor, in an involuntary case, (B) adjudges the Company or the Guarantor as bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, and adjustment or composition of or in respect of the Company, or appoints a Receiver of the Company or the Guarantor, or for all or substantially all of its property, or (C) orders the liquidation of the Company or the Guarantor and the decree remains unstayed and in effect for 60 days.

           The Company or the Guarantor shall deliver to the Fiscal Agent, within 90 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which is or with the giving of notice or the lapse of time would become an event which is or with the giving of notice or the lapse of time would become an Event of Default, its status and what action the Company or the Guarantor is taking or proposes to take with respect thereto.

           As used in this Agreement, the term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors. As used in this Agreement, the term "Receiver" means any receiver, Fiscal Agent, assignee, liquidator or similar official under any Bankruptcy Law.

           SECTION 7.2. Acceleration; Rescission and Annulment. If an Event of Default with respect to the Securities of either series at the time outstanding occurs and is continuing, the Fiscal Agent or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series by written notice to the Company and the Guarantor (and if given by the Holders, to the Fiscal Agent), may declare the principal of (and premium, if any) and accrued interest, if any, on all the Securities of that series to be due and payable and upon any such declaration such principal (and premium, if any) and interest, if any, shall be immediately due and payable.

           At any time after such a declaration of acceleration with respect to Securities of either series has been made and before a judgement or decree for payment of the money due has been obtained by the Fiscal Agent as herein-after in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Fiscal Agent, may rescind and annul such declaration and its consequences if

           (1) the Company has paid or deposited with the Fiscal Agent a sum sufficient to pay

                (A) in Dollars, all overdue interest on all Securities of that series and any Additional
           Amounts,

                (B) in Dollars, the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities and any Additional Amounts payable, and

                (D) all sums paid or advanced by the Fiscal Agent hereunder and the reasonable compensation, expenses, disbursements and advances of the Fiscal Agent, its agents and counsel;

      and

           (2) all existing Defaults and Events of Default with respect to Securities of that series, other than the non-payment of the principal (and premium, if any) of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

           SECTION 7.3. Collection of Indebtedness and Suits for Enforcement by Fiscal Agent. Each of the Company and the Guarantor covenants that if:

           (1) default is made in the payment of any interest on any Security when such interest or any Additional Amounts becomes due and payable and such default continues for a period of 30 days, or

           (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the maturity thereof,

the Company or the Guarantor will, upon demand of the Fiscal Agent, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal, premium, if any, and interest and any Additional Amounts, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest and any Additional Amounts, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Fiscal Agent, its agents and counsel.

           If an Event of Default with respect to Securities of either series occurs and is continuing, the Fiscal Agent may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Fiscal Agent shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to secure any other proper remedy.

           SECTION 7.4. Fiscal Agent May File Proofs of Claim. The Fiscal Agent may file such proofs of claim and other papers or documents and take such actions as may be necessary or advisable in order to have the claims of the Fiscal Agent and the Holders of Securities allowed in any judicial proceedings relating to the Company, the Guarantor, their creditors or their property. In particular, the Fiscal Agent shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, Fiscal Agent, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Fiscal Agent and, in the event that the Fiscal Agent shall consent to the making of such payments directly to the Holders, to pay to the Fiscal Agent any amount due it for the reasonable compensation, expenses, disbursements and advances of the Fiscal Agent, its agents and counsel, and any other amounts due the Fiscal Agent under Section 9.5.

           No provision of this Agreement shall be deemed to authorize the Fiscal Agent to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Fiscal Agent to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Fiscal Agent may, on behalf of the Holders, vote for the election of a Fiscal Agent in bankruptcy or similar official and be a member of a creditors' or other similar committee.

           SECTION 7.5. Fiscal Agent May Enforce Claims without Possession of Securities. All rights of action and claims under this Agreement or the Securities may be prosecuted and enforced by the Fiscal Agent, in its own name as an express trust, without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto and any recovery of judgment shall, after provision for the reasonable fees and expenses of the Fiscal Agent and its counsel, be for the ratable benefit of the Holders of the Securities in respect to which judgment was recovered.

           SECTION 7.6. Delay or Omission Not Waiver. No delay or omission by the Fiscal Agent or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default. Every right and remedy given by this Article or by law to the Fiscal Agent or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Fiscal Agent or by the Holders of Securities.

           SECTION 7.7. Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of Outstanding Securities of either series by written notice to the Fiscal Agent may waive on behalf of the Holders of all Securities of such series a past Default or Event of Default with respect to that series and its consequences except (i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest or any Additional Amounts on any Security of such series or (ii) in respect of a covenant or provision hereof which pursuant to Section 10.2 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement.

           SECTION 7.8. Control by Majority. The Holders of a majority in aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Fiscal Agent or exercising any trust or power conferred on it with respect to Securities of that series; provided, however, that (i) the Fiscal Agent may refuse to follow any direction that conflicts with law or this Agreement (ii) the Fiscal Agent may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting or of any other series for which the Fiscal Agent is fiscal agent, or that would in the good faith judgment of the Fiscal Agent have a substantial likelihood of involving the Fiscal Agent in personal liability and (iii) the Fiscal Agent may take any other action deemed proper by the Fiscal Agent which is not inconsistent with such direction. Prior to the taking of any action hereunder, the Fiscal Agent shall be entitled to reasonable indemnification satisfactory to the Fiscal Agent against all losses and expenses caused by taking or not taking such action.

           SECTION 7.9. Limitation on Suits by Holders. No Holder of any Security of either series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or Fiscal Agent, or for any other remedy hereunder, unless:

           (1) the Holder has previously given written notice to the Fiscal Agent of a continuing Event of Default with respect to the Securities of that series;

           (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Fiscal Agent to institute proceedings in respect of such Event of Default in its own name as Fiscal Agent hereunder;

           (3) such Holder or Holders have offered to the Fiscal Agent indemnity satisfactory to the Fiscal Agent against any loss, liability or expense to be, or which may be, incurred by the Fiscal Agent in pursuing the remedy;

           (4) the Fiscal Agent for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

           (5) during such 60 day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Fiscal Agent a direction inconsistent with such written request.

           No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

           SECTION 7.10. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Agreement, the right of any Holder of a Security to receive payment of principal of, premium, if any, and, subject to Sections 3.5 and 3.7, interest on the Security and any Additional Amounts, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates), or, subject to Section 7.9, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

           SECTION 7.11. Application of Money Collected. If the Fiscal Agent collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Fiscal Agent and, in case of the distribution of such money on account of principal, premium, if any, or interest, and any Additional Amounts upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST: to the Fiscal Agent for amounts due under Section 9.5;

           SECOND: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest or any Additional Amounts, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

           THIRD: to the Company.

           The Fiscal Agent may fix a record date and payment date for any payment to Holders pursuant to this Section 7.11. At least 15 days before such record date, the Fiscal Agent shall mail to each Holder, the Company and the Guarantor a notice that states the record date, the payment date and the amount to be paid.

           SECTION 7.12. Restoration of Rights and Remedies. If the Fiscal Agent or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Fiscal Agent or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Fiscal Agent and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Fiscal Agent and the Holders of Securities shall continue as though no such proceeding had been instituted.

           SECTION 7.13. Riqhts and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Fiscal Agent or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any existing right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

           SECTION 7.14. Waiver of Usury, Stay or Extension Laws. Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Fiscal Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

           SECTION 7.15. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Agreement or in any suit against the Fiscal Agent for any action taken or omitted by it as Fiscal Agent, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant provided that this Section shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, by the Guarantor or by the Fiscal Agent.

           SECTION 7.16. Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company or the Guarantor hereunder or under any Security, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security, then such conversion shall be made by the Exchange Rate Agent at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, each of the Company and the Guarantor agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security. Any amount due from the Company or the Guarantor, under this Section 7.16 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security. In no event, however, shall the Company or the Guarantor be required to pay more in the currency or currency unit due hereunder under such Security at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Security so that in any event the Company's and the Guarantor's obligations hereunder or under such Security will be effectively maintained as obligations in such currency or currency unit, and the Company or the Guarantor shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.

                                  ARTICLE VIII

                                   REDEMPTION

           SECTION 8.1. Applicability of Article. Securities of either series which are redeemable before their maturity shall be redeemable in accordance with their terms and in accordance with this Article.

           SECTION 8.2. Election to Redeem; Notice to Fiscal Agent. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of either series (including any such redemption affecting only a single Security), the Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Fiscal Agent), notify the Fiscal Agent of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Fiscal Agent with an Officer's Certificate evidencing compliance with such restriction.

           SECTION 8.3. Selection by Fiscal Agent of Securities to Be Redeemed. If less than all the Securities of either series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days or less than 30 days prior to the Redemption Date by the Fiscal Agent, from the Outstanding Securities of such series not previously called for redemption, by such method as the Fiscal Agent shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days or less than 30 days prior to the Redemption Date by the Fiscal Agent, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

           The Fiscal Agent shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amounts thereof to be redeemed.

          The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amounts of such Securities which has been or is to be redeemed.

          SECTION 8.4. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

                 (1) the Redemption Date,

                 (2) the Redemption Price and the amount of any accrued and unpaid interest payable on the Redemption Date,

                 (3) the CUSIP or other identifying number of such Securities to be redeemed,

                 (4) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                 (5) that on the Redemption Date the Redemption Price (together with any accrued and unpaid interest payable on the Redemption Date) will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                 (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and accrued interest, if any, and

                 (7) that the redemption is for a sinking fund, if such is the case.

           Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Fiscal Agent in the name and at the expense of the Company and shall be irrevocable.

           SECTION 8.5. Deposit of Redemption Price. On or before any Redemption Date, the Company shall deposit with the Fiscal Agent or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

           SECTION 8.6. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price applicable thereto, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant

Record Date according to their terms and the provisions of Section 3.7.

           If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the terms of the Security.

           SECTION 8.7. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Fiscal Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Fiscal Agent duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, the Guarantor shall execute the notation of the Guarantee pursuant to Article XIII or the Guarantee endorsed on, and the Fiscal Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

           SECTION 8.8. Optional Redemption.

           The Securities shall be redeemable, in whole or in part at any time, at the option of the Company on any date (a "Redemption Date"), at a Redemption Price equal to the sum of (1) 100% of the principal amount of the Securities to be redeemed plus accrued interest thereon to the Redemption Date and (2) the Make-Whole Amount, if any, with respect to such Securities (the "Redemption Price").

           From and after the date notice has been given as provided in Section 8.4, if funds for the redemption of any Securities called for redemption shall have been made available on such Redemption Date, such Securities will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of those Securities, as the case may be, will be to receive payment of the Redemption Price.

           As used in this Agreement, the term "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Security, the excess, if any of (1) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest
(exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (2) the aggregate principal amount of the Securities being redeemed or paid.

           As used in this Agreement, the term "Reinvestment Rate" means, with respect to the 7.95% Notes, 20 basis points and with respect to the 8.20% Notes, 25 basis points, plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date, of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

           As used in this Agreement, the term "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Fiscal Agency Agreement, then such other reasonably comparable index which shall be designated by the Company.

           SECTION 8.9. Optional Redemption Due to Changes in Tax Treatment. If as the result of any change in or any amendment to the laws, regulations or published tax rulings of Australia, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation by any Australian court or tribunal, government or government authority of such laws, regulations or published tax rulings either generally or in relation to any particular Securities (or the Guarantee thereof), which change or amendment becomes effective on or after the original issue date of the Securities and Guarantee or which change in official administration, application or interpretation shall not have been available to the public prior to such issue date, the Company or the Guarantor would be required to pay any Additional Amounts pursuant to Section
5.6 of this Agreement in respect of interest on the next succeeding Interest Payment Date (assuming, in the case of the Guarantor, a payment in respect of such interest was required to be made by the Guarantor under the Guarantee thereof on such Interest Payment Date), on which the Guarantor would be unable, for reasons outside its control, to procure payment by the Company, and the obligation to pay Additional Amounts cannot be avoided by the use of reason-able measures available to the Company or the Guarantor, the Company or the Guarantor may, at either of their options, redeem all (but not less than all) the Securities of either series in respect of which such Additional Amounts would be so payable at any time, upon notice as provided in Sections 8.2 and 8.4, at a Redemption Price equal to 100 percent of the principal amount thereof plus all accrued and unpaid interest to the date fixed for redemption; provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company or the Guarantor, as the case may be, would be obligated to pay such Additional Amounts were a payment in respect of the Securities or the Guarantee thereof then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect.

           Prior to any redemption of any Securities pursuant to this Section, the Company or a Successor Person shall provide the Fiscal Agent with an Opinion of Counsel that the conditions precedent to the right of the Company or a Successor Person to redeem such Securities pursuant to this Section have occurred and a certificate signed by an

Authorized Officer stating that the obligation to pay Additional Amounts with respect of such Securities, cannot be avoided by taking measures that the Company or the Guarantor, as the case may be, believes are reasonable. Such Opinion of Counsel shall be based on the laws and application and interpretation thereof in effect on the date of such opinion or to become effective on or before the next succeeding Interest Payment Date.

                                   ARTICLE IX

                                  FISCAL AGENT

           SECTION 9.1. Duties of Fiscal Agent. (a) The Fiscal Agent acts under this Agreement solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with the Holders of the Securities; all funds held by the Fiscal Agent for the payment of principal of or interest on, and any other amounts with respect to, the Securities need not be segre-gated from other funds, except as required by law, and shall be applied as set forth herein and in the Securities. The Fiscal Agent need perform only those duties that are specifically set forth in this Agreement and no others.

           (b) In the absence of gross negligence or willful misconduct on its part, the Fiscal Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Fiscal Agent and conforming to the requirements of this Agreement. However, the Fiscal Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement, but need not verify the accuracy of the contents thereof.

           (c) The Fiscal Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proven that the Fiscal Agent was grossly negligent or acted with willful misconduct in ascertaining the pertinent facts.

           (d) No provision of this Agreement shall require the Fiscal Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        SECTION 9.2. Rights of Fiscal Agent. (a) In the absence of gross negligence or willful misconduct, the Fiscal Agent may rely and shall be protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Fiscal Agent need not investigate any fact or matter stated in the document.

        (b) Before the Fiscal Agent acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Fiscal Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

        (c) The Fiscal Agent shall not be liable for any action it takes or omits to take in good faith without gross negligence or willful misconduct which
(i) is taken pursuant to any Company Order addressed and delivered to the Fiscal Agent or (ii) the Fiscal Agent otherwise believes to be authorized or within its rights or powers.

        (d) The Fiscal Agent may consult with counsel reasonably acceptable to the Fiscal Agent, which may be counsel to the Company and the advice of such counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith without gross negligence or willful misconduct and in accordance with the advice or opinion of such counsel.

        (e) The Fiscal Agent shall not be bound and shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company under this Agreement; but the Fiscal Agent may require of the Company full information and advice as to the performance or the covenants, conditions and agreements aforesaid.

        (f) The Fiscal Agent shall not be required to give any bond or surety in respect of the execution of its trusts and powers or in respect of this Agreement.

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

        SECTION 9.3. Individual Rights of Fiscal Agent. The Fiscal Agent in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights the Fiscal Agent would have if it were not Fiscal Agent. Any Agent may do the same with like rights.

        SECTION 9.4. Fiscal Agent's Disclaimer. The Fiscal Agent makes no representation as to the validity or adequacy of this Agreement or the Securities, shall not be accountable for the Company's use of the proceeds from the sale of the Securities or the use or application of any money received by any Paying Agent other than the Fiscal Agent, and shall not be responsible for any statement in the Securities other than the Fiscal Agent's certificate of authentication.

        SECTION 9.5. Compensation and Indemnity. The Company shall from time to time pay to the Fiscal Agent compensation for its services as agreed in writing by the Company from time to time. The Fiscal Agent's compensation shall not be limited by any law on compensation of a Fiscal Agent of an express trust. The Company shall reimburse the Fiscal Agent, within 45 days after receiving request therefor, for all reasonable out-of-pocket disbursements, fees and expenses incurred by the Fiscal Agent in connection with the performance of its duties under this Agreement, including the services rendered by it, under this Agreement, and, without limitation, those incurred in connection with the enforcement of any remedy hereunder or the interpretation of any provision hereunder. Such expenses may include the reasonable compensation and out-of-pocket expenses of the Fiscal Agent's agents and outside counsel.

        The Company shall defend and indemnify the Fiscal Agent for, and hold the Fiscal Agent harmless against, any loss or liability incurred by it in connection with its acting as Fiscal Agent under this Agreement. The Fiscal Agent shall promptly notify the Company of any claim for which the Fiscal Agent may seek indemnity. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

        Notwithstanding any of the foregoing, the Company need not reimburse any expense or indemnify against any loss or liability incurred by the Fiscal Agent in connection with the Fiscal Agent's gross negligence or willful misconduct.

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

        SECTION 9.6. Replacement of Fiscal Agent. A resignation or removal of the Fiscal Agent and appointment of a successor Fiscal Agent shall become effective only upon the successor Fiscal Agent's acceptance of appointment as provided in this Section.

        The Fiscal Agent may resign at any time by giving 60 days' prior written notice thereof to the Company. Either the Company or the Holders of a majority in principal amount of the Securities may remove the Fiscal Agent at any time by giving written notice thereof to the Fiscal Agent and, in the case where removal is at the election of the Holders of a majority in principal aggregate amount of the Securities, the Company.

        If the Fiscal Agent resigns or is removed or if a vacancy exists in the office of Fiscal Agent for any reason, the Company shall promptly appoint a successor Fiscal Agent.

        If a successor Fiscal Agent does not take office within 60 days after the retiring Fiscal Agent resigns or is removed, the retiring Fiscal Agent or the Company will appoint a successor Fiscal Agent.

        If the Fiscal Agent fails to comply with Section 9.8, the Company will promptly appoint a successor Fiscal Agent.

        A successor Fiscal Agent shall deliver a written acceptance of its appointment to the retiring Fiscal Agent and to the Company. Thereupon, the retiring Fiscal Agent shall transfer all property held by it as Fiscal Agent to the successor Fiscal Agent, the resignation or removal of the retiring Fiscal Agent shall become effective, and the successor Fiscal Agent shall have all the rights, powers and duties of the Fiscal Agent under this Agreement. The successor Fiscal Agent shall mail a notice of its succession to Holders.

        SECTION 9.7. Successor Fiscal Agent, Agents by Merger, Etc. If the Fiscal Agent or any Agent consolidates with, merges or converts into, or transfers all or substantially all of its fiscal agency business to, another corporation, the successor corporation without any further act shall be the successor Fiscal Agent or Agent, as the case may be.

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

        SECTION 9.8. Eligibility. The Fiscal Agent shall have a combined capital and surplus of at least $100 million as set forth in its most recent annual report to its shareholders.

        SECTION 9.9. Notice of Defaults. If a Default occurs and is continuing with respect to the Securities of either series and if it is known to a Responsible Officer of the Fiscal Agent, the Fiscal Agent shall, within 90 days after it occurs, transmit by mail to the Holders of Securities of such series notice of all Defaults known to it unless such Default shall have been cured or waived; provided, however; that except in the case of a Default in payment on the Securities of either series, the Fiscal Agent may withhold the notice if and so long as the board of directors, the executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; and provided, further, that in the case of any Default of the character specified in Section 7.1(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                                    ARTICLE X

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

        SECTION 10.1. Without Consent of Holders. The Company, the Guarantor and the Fiscal Agent may, at any time and from time to time, amend, supplement or modify this Agreement or either series of the Securities without the consent of any Holder for the purpose of:

                (1) adding to the covenants of the Company or the Guarantor for the benefit of the Holders of such series; or

                (2) surrendering any right or power conferred on the Company or the Guarantor; or

                (3) securing the Securities of such series; or

                (4) evidencing the succession of another entity to the Company or the Guarantor and the assumption by any such successor of the covenants and obligations of the Company or the Guarantor herein and in the Securities or the Guarantee of such series as permitted by this Agreement and the Securities; or

                (5) modifying the restrictions on, and procedures for, resale and other transfers of the Securities of such series to the extent required by any change in applicable law or regulation, or the interpretation thereof, or in the practices relating to the resale or transfer of restricted securities generally; or

                (6) accommodating the issuance, if any, of the Securities of such series in global or definitive form and matters related thereto which do not materially adversely affect the interest of any Holder; or

                (7) curing any ambiguity or correcting or supplementing any defective provision herein or in the Securities of such series in a manner which does not materially adversely affect the interests of any Holder; or

                (8) effecting any amendment which the Company, the Guarantor and the Fiscal Agent may determine is necessary or desirable and which shall not materially adversely affect the interest of any Holder.

        SECTION 10.2. With Consent of Holders. The Company, the Guarantor and the Fiscal Agent may amend, supplement or modify this Agreement and either series of the Securities (i) with the written consent of the Holders of at least a majority in aggregate principal amount of such series of the Securities then outstanding or (ii) upon the adoption of a resolution, at meetings of Holders of such series of the Securities held pursuant to Article X at which, in each case, a quorum is present, by the Holders of not less than a majority in principal amount of the Securities of the applicable series. In addition, the Holders of a majority in aggregate principal amount of the Securities of either series may waive compliance by the Company or the Guarantor with any provision of this Agreement and either series of the Securities, either by written consent or by affirmative vote at meetings of Holders as described above. Without the written consent or affirmative vote of each Holder affected, no amendment, supplement, modification or waiver under this Section may:

                (1) change the Stated Maturity date of the principal of, or the dates for payment of interest on, any Security;

                (2) reduce the principal amount of, or interest rate on, any Security;

                (3) change the place or currency of payment of principal of, or interest on, any Security;

                (4) change the Guarantor's obligations under Section 5.2 hereof;

                (5) impair any right to institute suit for the enforcement of any payment on or with respect to any Security;

                (6) reduce the percentage in principal amount of Securities, the consent of whose Holders is required to amend, supplement or modify this Agreement or the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided thereby to be made, taken or given;

                (7) reduce the percentage of aggregate principal amount of outstanding Securities that constitutes the quorum at any meeting of Holders at which a resolution is adopted;

                (8) modify the rank of the Securities or any ranking provision of any Security in a manner adverse to the Holder; or

                (9) change the redemption price payable upon any optional redemption of any Security in a manner adverse to the Holders.

        It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof. The Company may establish, by delivery of an Officers' Certificate to the Fiscal Agent, a record date for determining Holders of record entitled to give any consent or waiver.

        After an amendment or supplement under this Section becomes effective, the Fiscal Agent shall mail to Holders a notice briefly describing the amendment or supplement. Any failure of the Fiscal Agent to mail each such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any supplemental agreement.

        SECTION 10.3. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a written consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the written consent as to such Security or portion of a Security if a Responsible Officer of the Fiscal Agent receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder. Notwithstanding the foregoing, if a record date has been established for the purpose of determining Holders entitled to consent, such written notice of revocation must be signed by the Holder of record as of the record date or his duly appointed proxy.

        SECTION 10.4. Notation on or Exchange of Securities. The Fiscal Agent may place an appropriate notation relating to an amendment, supplement or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue, and the Fiscal Agent shall authenticate, new Securities of the same series that reflect the amendment, supplement or waiver.

        SECTION 10.5. Fiscal Agent to Sign Amendments, Etc. In executing, or accepting the additional obligations created by any supplemental agreement permitted by this Article or the modifications thereby of the obligations created by this Agreement, the Fiscal Agent shall be entitled to receive, and (subject to the rights and limitations of Article X) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

        The Fiscal Agent shall sign any amendment or supplement authorized pursuant to this Article, provided that the Fiscal Agent receives an Opinion of Counsel stating that the amendment or supplement does not adversely affect the rights of the Fiscal Agent. If the amendment or supplement does adversely affect the Fiscal Agent's rights, the Fiscal Agent may, but need not, sign it.

                                   ARTICLE XI

                               MEETINGS OF HOLDERS

        SECTION 11.1. Purposes for Which Meetings May Be Called. A meeting of Holders of either series of the Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be made, given or taken by Holders of the Securities.

        SECTION 11.2. Call, Notice and Place of Meetings. The Company may at any time, and at the written request and direction of the Holders of at least 25% of the aggregate principal amount of the Securities of either series at any time, the Fiscal Agent shall on behalf of such Holders, transmit a notice of a meeting of Holders of the Securities of the specified series for any purpose specified in Section 11.1 hereof. Each such meeting shall be held at such time and at such place in New York, New York or Des Moines, Iowa as the Company or the Holders calling such meeting shall determine. Notice of any such meeting of Holders of the Securities of the applicable series, setting forth the time and the place of such meeting and, in general terms, the action proposed to be taken at such meeting, shall be given by the Company to the Fiscal Agent and the Holders of the Securities of the applicable series, or by the Fiscal Agent (on behalf and at the direction of the Holders calling the meeting) to the Company and the Holders of the applicable series of the Securities, not less than 30 nor more than 60 days prior to the date fixed for the meeting. If the Fiscal Agent shall not have given notice of any meeting as directed by the requisite Holders within 21 days after receiving such direction, such Holders may call a meeting of the Holders of the applicable series of the Securities generally by giving written notice thereof to the Company, the Fiscal Agent and the Holders of the applicable series of the Securities in the manner described above.

        SECTION 11.3. Persons Entitled to Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of a particular series, a Person shall be (i) a Holder of the Securities of the applicable series or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more of the Securities of the applicable series. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Fiscal Agent and its counsel, and any representatives of the Company and the Guarantor, and their counsel.

        SECTION 11.4. Quorum. At any meeting of the Holders of Securities of a particular series, a majority in aggregate principal amount of the applicable series of the Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of the applicable series of the Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 11.2, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

        Any action taken at any meeting of Holders of the Securities of a particular series duly held in accordance with this Section, if taken by the Holders of an aggregate principal amount of the applicable series of the Securities required for such action by this Agreement, shall be binding on all the Holders of the applicable series of the Securities whether or not present or represented at the meeting.

        SECTION 11.5. Action by Written Consent. Any action required or permitted to be taken by the Holders of either series of the Securities may be effected by consent in writing by such Holders of the Securities.

        SECTION 11.6. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Agreement, the Company may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities in regard to proof of the holding of the Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without other proof.

        (b) The Company shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Holders of the Securities, in which case the Holders of the Securities calling the meeting shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Securities represented at the meeting.

        (c) At any meeting each Holder of a Security of the applicable series or proxy therefor shall be entitled to one vote for each $1,000 principal amount of the Securities of the applicable series held or represented by such Holder; provided that no vote shall be cast or counted at any meeting in respect of any Security ruled by the chairman of the meeting to be not outstanding or otherwise not entitled to vote. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of the applicable series or proxy.

        (d) Any meeting of Holders of the Securities duly called pursuant to
Section 11.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Securities of the applicable series represented at the meeting, and such meeting may be held as so adjourned without further notice.

        SECTION 11.7. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of the Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of the Securities or their representatives by proxy and the principal amounts and serial numbers, if applicable, of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of the Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken at such meeting and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.2 and, if applicable, Section 11.4 hereof. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to each of the Company and the Fiscal Agent, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be presumptive evidence of the matters therein stated.

                                   ARTICLE XII

                                    GUARANTEE

        SECTION 12.1. Guarantee.

        The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Fiscal Agent, and to the Fiscal Agent on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, in accordance with the terms of such Security and of this Fiscal Agency Agreement. In case of the failure of the Company punctually to make any such payment, the Guarantor hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

        All payments pursuant to the Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Commonwealth of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any political subdivision or taxing authority thereof or therein to be withheld or deducted. In that event, the Guarantor will pay such additional amounts of, or in respect of, payments pursuant to the Guarantee ("Additional Amounts") as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of each Security of the amounts which would have been payable in respect of the Guarantee had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

        (1) any tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such Holder: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under such Security or Guarantee; (B) presented such Security or Guarantee for payment in Australia, unless such Security or Guarantee could not have been presented for payment elsewhere; or (C) presented such Security or Guarantee, as the case may be, more than thirty (30) days after the date on which the payment in respect of such Security first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security or Guarantee for payment on any day within such period of thirty (30) days;

        (2) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge or any withholding or deduction on account of such taxes;

        (3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments pursuant to the Guarantee;

        (4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of such Security with a request of the Company or the Guarantor addressed to such Holder or beneficial owner, as the case may be, (A) to provide information concerning the nationality, residence or identity of such Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of Australia or any political subdivision or taxing authority thereof or therein as a precondition to exemption from all or part of such withholding, deduction, tax, assessment or other governmental charge;

        (5) any withholding, deduction, tax, assessment or other governmental charge which is imposed or withheld by reason of such Holder being an associate of the Company or the Guarantor for the purposes of Section 128(F) of the Income Tax Assessment Act 1936 of Australia;

        (6) a determination by the Commissioner of Taxation that Australian interest withholding tax is payable in respect of the amount in the circumstances where the Holder or such entity, or a person on behalf of the Holder or such entity, is party to or participated in a scheme to avoid Australian interest withholding tax, being a scheme which the Company neither was party to nor participated in; or

        (7) any combination of items (l), (2), (3), (4), (5) and (6);

nor shall Additional Amounts be paid with respect to any payments pursuant to the Guarantee to any such Holder who is a fiduciary or partnership or other than the sole beneficial

                                     -1lO-
owner of such payment to the extent such payment would be required by the laws of Australia or any political subdivision or taxing authority thereof or therein to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, any of whom would not have been entitled to such Additional Amounts had it been the Holder of the Security.

        Whenever in this Agreement there is mentioned, in any context, any payments pursuant to the Guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section, and any express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

        At least 10 days prior to each date on which any payment pursuant to the Guarantee is due and payable, if the Guarantor will be obligated to pay Additional Amounts with respect to such payment, the Guarantor will deliver to the Fiscal Agent and the Paying Agent an Officer's Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable the Fiscal Agent and such Paying Agent to pay such Additional Amounts to the Holders on the payment date; provided, however, that if 10 days prior to each date on which any such payment is due and payable the amount of such payment has not yet been determined, the Guarantor shall notify the Fiscal Agent of such amount promptly after such amount has been determined.

        The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of (i) the validity, regularity or enforceability of any Security or this Fiscal Agency Agreement, (ii) the absence of any action to enforce the same, (iii) any creation, exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other Guarantee of, or any consent to departure from any requirement of any other Guarantee, of all or any of the Securities, (iv) the election by the Fiscal Agent or any of the Holders in any proceeding under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, (v) any borrowing or grant of a security interest by the Company, as debtor-in-possession, under
Section 364 of the Bankruptcy Code, (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Fiscal Agent or any of the Holders for payment of any of the Securities, (vii) any waiver or consent by the Holder of any Security or by the Fiscal Agent with respect to any provisions thereof or of this Fiscal Agency Agreement, (viii) the obtaining of any judgment against the Company or any action to enforce the same or (ix) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. For purposes of clauses (iv), (v) and (vi) of the foregoing sentence, references to sections of the Bankruptcy Code shall be deemed to include any equivalent or like provisions of Australian or Iowa law which might be applicable to the Company or the Guarantor, as the case may be. The Guarantor hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Fiscal Agent or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants, that this Guarantee will not be discharged in respect of any Security except by complete performance of the obligations contained in such Security and in this Guarantee. The Guarantor hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on any Security, whether at its Stated Maturity or by acceleration, call for redemption, purchase or otherwise, legal proceedings may be instituted by the Fiscal Agent on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Fiscal Agency Agreement, directly against the Guarantor to enforce its Guarantee without first proceeding against the Company. The Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Fiscal Agent or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities or to enforce or exercise any other right or remedy with respect to the Securities, or the Fiscal Agent or the Holders are prevented from taking any action to realize on any collateral, the Guarantor agrees to pay to the Fiscal Agent for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Fiscal Agent or any of the Holders.

        No provision of any Guarantee or Security or of the Fiscal Agency Agreement shall alter or impair the Guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which such Guarantee is endorsed.

        The Guarantor shall be subrogated to all rights of the Holders of the Securities upon which the Guarantee is endorsed against the Company in respect of any amounts paid by the Guarantor on account of such Security pursuant to the provisions of the Guarantee or this Fiscal Agency Agreement; provided, however, that the Guarantor shall not, without the consent of the Holders of all the Outstanding Securities, be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

        Each Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the assets of the Company and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        No stockholder, officer, director, employer or incorporator, past, present or future, of the Guarantor, as such, shall have any personal liability under any Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

        SECTION 12.2. Execution and Delivery of Guarantee.

        The Guarantee to be endorsed on the Securities shall include the terms of the Guarantee set forth in Section 12.1 and any other terms that may be set forth in the form established pursuant to Section 2.8. The Guarantor hereby agrees to execute the Guarantee, in a form established pursuant to Section 2.8, to be endorsed on each Security authenticated and delivered by the Fiscal Agent.

        The Guarantee shall be executed on behalf of the Guarantor by any two of the Guarantor's Chairman of the Board, Vice Chairman of the Board, President or Vice Presidents, attested by its Secretary, Assistant Secretary or any of its Vice Presidents. The signature of any or all of these officers on the Guarantee may be manual or facsimile and may be pursuant to a duly executed power of attorney.

        A Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Security on which such Guarantee is endorsed or did not hold such offices at the date of such Guarantee.

        The delivery of any Security by the Fiscal Agent, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantee set forth in Section 12.1 shall remain in full force and effect notwithstanding any failure to endorse a Guarantee on any Security.

                                  ARTICLE XIII

                             ASSUMPTION BY GUARANTOR

        SECTION 13.1. Mandatory Assumption by Guarantor upon Failure to Consummate Acquisition. The Guarantor has agreed that if the sale and purchase of the Sale Shares pursuant to the Acquisition Agreement does not occur before August 25, 2000, the Guarantor shall assume all of the obligations of the Company under this Agreement and the Securities in accordance with the Assumption Agreement a copy of which is attached as Annex E.

        SECTION 13.2. Optional Assumption by Guarantor. (a) With the consent of the Company, the Guarantor may assume the obligations of the Company under this Agreement and the Securities without the consent of the Holders, provided that:
(i) the Guarantor shall expressly assume the due and punctual payment of the principal of, premium (if any) and interest on the Securities and the due and punctual performance of all the Company's covenants and conditions under this Agreement and the Securities, (ii) immediately after giving effect to such assumption by the Guarantor of the obligations of the Company under this Agreement or the Securities, no Default shall exist in the performance of any of the covenants and conditions under this Agreement or the Securities, and (iii) the Guarantor shall have delivered and Officer's Certificate and an Opinion of Counsel, each stating that such assumption complies with this Agreement and that all conditions precedent herein provided for relating to such transaction have been complied with.

        (b) Upon assumption by the Guarantor as stated in the above paragraph, the Guarantor shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Issuer of the Securities and party to this Agreement, and the Company shall be relieved of any further obligation under the Securities and this Agreement.

                                   ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

        SECTION 14.1. Option of Company and Guarantor to Effect Defeasance or Covenant Defeasance. The Company or the Guarantor may elect, at their option at any time, to have Section 14.2 or Section 14.3 applied to any Securities or any series of Securities, as the case may be, upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

        SECTION 14.2. Defeasance and Discharge. Upon the exercise by either the Company or the Guarantor of their option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 14.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all their other obligations under such Securities and this Fiscal Agency Agreement insofar as such Securities are concerned (and the Fiscal Agent, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 14.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the obligations of the Company and the Guarantor with respect to such Securities under Sections 2.9(b), 3.4, 3.5 and 3.6, and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 5.6,
(3) the rights, powers, trusts, duties and immunities of the Fiscal Agent hereunder and (4) this Article. Subject to compliance with this Article, the Company or the Guarantor may exercise their option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 14.3 applied to such Securities.

        SECTION 14.3. Covenant Defeasance. Upon exercise by either the Company or the Guarantor of their option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company and the Guarantor shall be released from their obligations under Section 6.1(4), Sections 5.7 and 5.8, and any covenants provided pursuant to Section 10.1(l) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 7.1(3) (with respect to any of Section 6.1(4), Section 5.7 and 5.8, and any such covenants provided pursuant to Section 10.1(l)) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 14.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 7.1(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Fiscal Agency Agreement and such Securities shall be unaffected thereby.

        SECTION 14.4. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 14.2 or
Section 14.3 to the then Outstanding Securities:

                (a) The Company shall irrevocably have deposited or caused to be deposited with the Fiscal Agent (or another fiscal agent satisfying the requirements of Section 9.8 who shall agree to comply with the provisions of this Article XIV applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Fiscal Agent, to pay and discharge, and which shall be applied by the Fiscal Agent (or other qualifying fiscal agent) to pay and discharge, the principal of and each instalment of interest, including Additional Amounts, if any, on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Fiscal Agent and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S.
        Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                (b) In the case of an election under Section 14.2, the Company shall have delivered to the Fiscal Agent (i) an Opinion of U.S. Counsel stating that (x) the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling, or
        (y) since the date of this Fiscal Agency Agreement there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for United States Federal income tax or other tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, (ii) an Opinion of Australian Counsel stating that the Company has received a ruling from a relevant Australian taxing authority to the effect that holders of the Securities will not recognize income, gain or loss for Australian income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Australian income tax on the same amounts, in the same manner and at the times as would have been the case if such deposit, defeasance and discharge had not occurred, and (iii) an Opinion of U.S. Counsel, in the event the defeasance trust is governed by U.S. law, or Australian Counsel, in the event the defeasance trust is governed by Australian law, to the effect that, under the laws in the United States or Australia, as the case may be, in effect at the time of such deposit, payments made from the defeasance trust would not require the payment of Additional Amounts if the provisions of Section 5.6 above were applicable to such payments.

                (c) In the case of an election under Section 14.3, the Company shall have delivered to the Fiscal Agent (i) an Opinion of U.S. Counsel (which may be based upon an Internal Revenue Service ruling) to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for United States Federal income tax or other tax purposes as a result of such deposit and covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred, (ii) an Opinion of Australian Counsel (which may be based on a ruling from the relevant Australian taxing authority) to the effect that the holders of the Securities will not recognize income, gain or loss for Australian income tax purposes as a result of such deposit and defeasance and will be subject to Australian income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred, and (iii) an Opinion of U.S. and Australian Counsel to the effect that, under the respective laws in the U.S. and Australia in effect at the time of such deposit, payments made from the defeasance trust would not require the payment of Additional Amounts if the provisions of
        Section 5.6 above were applicable to such payments.

                (d) The Company shall have delivered to the Fiscal Agent an Officer's Certificate to the effect that the Securities of the applicable series if then listed on any securities exchange, will not be delisted as a result of such deposit.

                (e) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 7.1(5) and (6) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                (f) Such defeasance or covenant defeasance shall not result in a material breach of, or constitute a material default under, any other agreement or instrument evidencing Debt of the Company or a Restricted Subsidiary to which the Company is a party or by which it is bound.

                (g) The Company shall have delivered to the Fiscal Agent an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.2 or the covenant defeasance under Section 14.3 (as the case may be) have been complied with.

                (h) The Company shall have delivered to the Fiscal Agent an Opinion of Counsel to the effect that such defeasance or covenant defeasance shall not result in the trust arising from such deposit to be subject to regulation as an investment company under the United States Investment Company Act of 1940, as amended, or such trust shall be qualified under such act.

        SECTION 14.5. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Fiscal Agent or other qualifying fiscal agent (solely for purposes of this Section and Section 14.6, the Fiscal Agent and any such other fiscal agent are referred to collectively as the "Fiscal Agent") pursuant to Section 14.4 in respect of any Securities shall be held in trust and applied by the Fiscal Agent, in accordance with the provisions of such Securities and this Fiscal Agency Agreement, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Fiscal Agent may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

        The Company or the Guarantor shall pay and indemnify the Fiscal Agent against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 14.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

        Anything in this Article to the contrary notwithstanding, the Fiscal Agent shall deliver or pay to the Company or the Guarantor from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 14.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Fiscal Agent, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

        SECTION 14.6. Reinstatement. If the Fiscal Agent or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Fiscal Agency Agreement and such Securities from which the Company and the Guarantor have been discharged or released pursuant to
Section 14.2 or 14.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Fiscal Agent or Paying Agent is permitted to apply all money held in trust pursuant to Section 14.5 with respect to such Securities in accordance with this Article; provided, however, that if the Company or the Guarantor makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company and the Guarantor shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                   ARTICLE XV

                                  MISCELLANEOUS

        SECTION 15.1. Notices. Any notice or communication to the Company, the Guarantor or the Fiscal Agent by any other party to this Agreement shall be duly given if sent by telecopier or in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

    If to the Company:

        Principal Financial Group (Australia) Holdings
          Pty Limited
        Chifley Tower
        2 Chifley Square
        Sydney, New South Wales 2000 Australia

        Attention:      Secretary
        Telephone:      61-2-9259-2112
        Facsimile:      61-2-9253-9767

    If to the Guarantor:

        Principal Financial Services, Inc.
        711 High Street
        Des Moines, Iowa 50392-2300

        Attention:      General Counsel
        Telephone:      515-247-5872
        Facsimile:      515-248-8617

    If to the Fiscal Agent:

        U.S. Bank Trust National Association
        100 Wall Street
        Suite 1600
        New York, New York 10005

        Attention:      Corporate Trust Services
        Telephone:      212-361-2458
        Facsimile:      212-809-5459

        The Company, the Guarantor or the Fiscal Agent by notice to the other may designate additional or different addresses for subsequent notices or communications.

        Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to its address as shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If the Company mails a notice or communication to Holders, it shall mail a copy to the Fiscal Agent and each Agent at the same time.

        If a notice or communication is mailed in the manner provided above within the time prescribed it is duly given, whether or not the addressee receives it.

        SECTION 15.2. Governing Law. This Agreement and the Securities shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

        SECTION 15.3. No Recourse against Others. No director, officer, employee, member or policyholder, as such, of the Company, the Guarantor or Principal Life shall have any liability for any obligation of the Company or the Guarantor under the Securities or the Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

        SECTION 15.4. Duplicate Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Agreement.

        SECTION 15.5. Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 15.6. Successor and Assiqns. All covenants and agreements in this Agreement by each of the Company and the Guarantor shall bind its successor and assigns, whether so expressed or not.

        SECTION 15.7. Separability. In case any provision of this Agreement or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 15.8. Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open either in New York City, in Des Moines, Iowa or the city where the principal corporate office of the Fiscal Agent is located. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                           PRINCIPAL FINANCIAL GROUP
                            (AUSTRALIA) HOLDINGS PTY LIMITED

                           By:  /s/ DENNIS P. FRANCIS
                                ------------------------------------
                                Name:  Dennis P. Francis
                                Title: Director

                           By:  /s/ DAVID FALLOW
                                ------------------------------------
                                Name:  David Fallow
                                Title: Director


                           PRINCIPAL FINANCIAL SERVICES, INC.
                             as Guarantor

                           By:  /s/ THOMAS J. GRAF
                                ------------------------------------
                                Name:  Thomas J. Graf
                                Title: Senior Vice President

                           By:  /s/ MICHAEL H. GERSIE
                                ------------------------------------
                                Name:  Michael H. Gersie
                                Title: Senior Vice President

                           U.S. BANK TRUST NATIONAL ASSOCIATION
                             as Fiscal Agent

                           By:
                                ------------------------------------
                                Name:
                                Title:

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                           PRINCIPAL FINANCIAL GROUP
                             (AUSTRALIA) HOLDINGS PTY LIMITED

                           By:
                                ----------------------------------
                                Name:
                                Title:

                           By:
                                ----------------------------------
                                Name:
                                Title:

                           PRINCIPAL FINANCIAL SERVICES, INC.
                             as Guarantor

                           By:
                                ----------------------------------
                                Name:
                                Title:

                           By:
                                ----------------------------------
                                Name:
                                Title:

                           U.S. BANK TRUST NATIONAL ASSOCIATION
                             as Fiscal Agent

                           By:  /s/ Marlene J. Fahey
                                ----------------------------------
                                Name:  Marlene J. Fahey
                                Title: Vice President

                                                                       Annex A-l

                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                     TEMPORARY REGULATION S GLOBAL SECURITY

                    REGULATION S GLOBAL SECURITY CERTIFICATE
                 (for transfers pursuant to Section 3.5(b)(iii)
                         of the Fiscal Agency Agreement)

U.S. Bank Trust National Association, as Fiscal Agent
100 Wall Street
Suite 1600
New York, New York 10005

Re:   Principal Financial Group (Australia)
      Holdings Pty Limited
      [7.95% Notes due August 15, 2004 (the "7.95% Notes")]
      [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank Trust National Association, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        This certificate relates to U.S.$_________ aggregate principal amount of [7.95% Notes][8.20% Notes] which are evidenced by the Restricted Global Security (CUSIP No.________) and held with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the [7.95% Notes][8.20% Notes] to a Person who will take delivery thereof in the form of an equal aggregate principal amount of [7.95% Notes][8.20% Notes] evidenced by the Temporary Regulation S Global Security (CUSIP No.__________), which amount, immediately after such transfer, is to be held with the U.S. Depositary through Euroclear or Cedelbank or both.

        In connection with such request and in respect of such [7.95% Notes][8.20% Notes], the Transferor does hereby

                                     A-1-1
certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby further certify that:

                (i) the offer of the [7.95% Notes][8.20% Notes] was not made to a person in the United States;

                (ii)  either:

                        at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                (iii) no directed selling efforts have been made in
                      contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                (v) upon completion of the transaction, the beneficial interest being transferred as described above was held with the U.S. Depositary through Euroclear or Cedelbank or both.

                We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any

                                     A-1-2
interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as initial purchasers of the [7.95% Notes][8.20% Notes]. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Regulation S under the Securities Act.

Dated:                                           [Insert Name of Transferor]

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

(If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                     A-1-3

                                                                      ANNEX  A-2

                         FORM OF TRANSFER CERTIFICATE --
                          RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY

                    REGULATION S GLOBAL SECURITY CERTIFICATE
                  (for transfers pursuant to Section 3.5(b)(iv)
                         of the Fiscal Agency Agreement)

U.S. Bank Trust National Associates, as Fiscal Agent
100 Wall Street
Suite 1600
New York, New York 10005

Re:   Principal Financial Group (Australia)
      Holdings Pty Limited
      [7.95% Notes due August 15, 2004 (the "7.95% Notes")]
      [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank Trust National Associates, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        This certificate relates to U.S. $__________ aggregate principal amount of [7.95% Notes][8.20% Notes] which are evidenced by the Restricted Global Security (CUSIP No. _________) and held with the U.S. Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the [7.95% Notes][8.20% Notes] to a Person who will take delivery thereof in the form of an equal aggregate principal amount of [7.95% Notes][8.20% Notes] evidenced by the Regulation S Global Security (CUSIP No. ___________).

        In connection with such request and in respect of such Notes, the Transferor does hereby certify that:

        (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act");

                                     A-2-1

        1. the offer of the [7.95% Notes][8.20% Notes] was not made to a person in the United States;

        2.      either:

                a at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                b. the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

        3. no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

        4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

        (ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, the [7.95% Notes][8.20% Notes] are being transferred in a transaction permitted by Rule 144 under the Securities Act.

        We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney



                                      A-2-2

Inc. as initial purchasers of the [7.95% Notes][8.20% Notes]. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Regulation S under the Securities Act.

Dated:                                  [Insert Name of Transferor]

                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

(If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)



                                      A-2-3

                                                                         ANNEX B


                         FORM OF TRANSFER CERTIFICATE --
                    TEMPORARY REGULATION S GLOBAL SECURITY OR
                   REGULATION S GLOBAL SECURITY TO RESTRICTED
                                 GLOBAL SECURITY

                     RESTRICTED GLOBAL SECURITY CERTIFICATE
                  (for transfers pursuant to Section 3.5(b)(v)
                         of the Fiscal Agency Agreement)

U.S. Bank Trust National Associates, as Fiscal Agent
100 Wall Street
Suite 1600
New York, New York 10005

Re:  Principal Financial Group (Australia)
     Holdings Pty Limited
     [7.95% Notes due August 15, 2004 (the "7.95% Notes")]
     [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank Trust National Associates, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        This certificate relates to U.S.$ ________________ aggregate principal amount of [7.95% Notes][8.20% Notes] which are evidenced by the Temporary Regulation S Global Security or the Regulation S Global Security (CUSIP No. _______________) and held with the U.S. Depositary through Euroclear or Cedelbank or both in the name of [insert name of transferor] (the "Transferor") during the Restricted Period. The Transferor has requested a transfer of such beneficial interest in the Notes to a Person that will take delivery thereof in the form of an equal principal amount of [7.95% Notes][8.20% Notes] evidenced by the Restricted Global Security (CUSIP No. _____________).

        In connection with such request and in respect of such [7.95% Notes][8.20% Notes], the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States

Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the [7.95% Notes][8.20% Notes] are being transferred to a person that the Transferor reasonably believes is purchasing the [7.95% Notes][8.20% Notes] for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the [7.95% Notes][8.20% Notes] have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

        We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as initial purchasers of the [7.95% Notes][8.20% Notes].

Dated:                                  [Insert Name of Transferor]

                                By:
                                   -------------------------------------
                                   Name:
                                   Title:

(If the registered owner is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such registered owner must be stated.)

                                                                       ANNEX C-1


                 FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
                 BENEFICIAL INTEREST IN A TEMPORARY REGULATION S
                    GLOBAL SECURITY TO EUROCLEAR OR Cedelbank

                         OWNER SECURITIES CERTIFICATION

[Morgan Guaranty Trust Company
   OF NEW YORK, BRUSSELS OFFICE,
   as Operator of the Euroclear
   Clearance System] [or] [Cedelbank BANK,
   SOCIETE ANONYME]

Re:  Principal Financial Group (Australia)
     Holdings Pty Limited
     [7.95% Notes due August 15, 2004 (the "7.95% Notes")]
     [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank Trust National Association, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        This certificate relates to U.S.$ _______________ aggregate principal amount of [7.95% Notes][8.20% Notes] which are evidenced by the Temporary Regulation S Global Security (CUSIP No. _____________) and held with the U.S. Depositary through Euroclear or Cedelbank or both in the name of [insert name of holder] (the "Holder").

        In respect of such [7.95% Notes][8.20% Notes], the Holder does hereby certify that as of the date hereof, the above-captioned [7.95% Notes][8.20% Notes] are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

        As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.



                                      C-1-1

        We undertake to advise you immediately by tested telex on or prior to the date on which you intend to submit your certification relating to the [7.95% Notes][8.20% Notes] held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

        We understand that this certification is required in connection with certain securities laws in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities, Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as the initial purchasers of the [7.95% Notes][8.20% Notes].


Date:                            *
     -------------------, ------



-------------------------------------
[Name of Person Making Certification]



------------------------
*/ To be dated no earlier than 15 days prior to the transfer or exchange date to which the certification relates.



                                      C-1-2

                                                                       ANNEX C-2


                        FORM OF CERTIFICATION TO BE GIVEN
                  BY THE EUROCLEAR OPERATOR OR Cedelbank BANK,
                                 SOCIETE ANONYME

                       DEPOSITARY SECURITIES CERTIFICATION

U.S. Bank Trust National Association, as Fiscal Agent
100 Wall Street
Suite 1600
New York, New York 10005

Re:  Principal Financial Group (Australia)
     Holdings Pty Limited
     [7.95% Notes due August 15, 2004 (the "7.95% Notes")]
     [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank National Association, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency Agreement, as of the date hereof, $________________ aggregate principal amount of the above-captioned [7.95% Notes][8.20% Notes] are beneficially owned by non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

        As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, U.S. Person has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.



                                      C-2-1

        We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

        We understand that this certification is required in connection with certain securities laws of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as the initial purchasers of the [7.95% Notes][8.20% Notes].

Dated:

By:
   -----------------------------------------
   [Morgan Guaranty Trust Company
   OF NEW YORK, BRUSSELS OFFICE,
   as Operator of the Euroclear Clearance System] [or]
   [Cedelbank, SOCIETE ANONYME]



                                      C-2-2

                                                                       ANNEX C-3


                      FORM OF CERTIFICATION TO BE GIVEN BY
                     TRANSFEREE OF BENEFICIAL INTEREST IN A
                     TEMPORARY REGULATION S GLOBAL SECURITY
                           AFTER THE RESTRICTED PERIOD

                       TRANSFEREE SECURITIES CERTIFICATION

[Morgan Guaranty Trust Company
   OF NEW YORK, BRUSSELS OFFICE,
   as Operator of the Euroclear
   Clearance system] [or] [Cedelbank BANK,
   SOCIETE ANONYME]

Re:  Principal Financial Group (Australia)
     Holdings Pty Limited
     [7.95% Notes due August 15, 2004 (the "7.95% Notes")]
     [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank Trust National Associates, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        For purposes of acquiring a beneficial interest in the Temporary Regulation S Global Security, the undersigned certifies that it is not a U.S. Person as defined by Regulation S under the Securities Act of 1933, as amended.

        We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the [7.95% Notes][8.20% Notes] held by you in which we intend to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

        We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit



                                      C-3-1
and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as initial purchasers of the [7.95% Notes][8.20% Notes].

Dated:

By:
   -------------------------------------
   As, or as agent for,
   the beneficial acquiror
   of the [7.95% Notes][8.20% Notes]
   to which this certificate relates.



                                      C-3-2

                                                                       ANNEX D-1


                         FORM OF TRANSFER CERTIFICATE --
                        NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY

                     RESTRICTED GLOBAL SECURITY CERTIFICATE
                 (for transfers pursuant to Section 3.5(b) (vi)
                         of the Fiscal Agency Agreement)

U.S. Bank Trust National Association, as Fiscal Agent
100 Wall Street
Suite 1600
New York, New York 10005

Re:  Principal Financial Group (Australia)
     Holdings Pty Limited
     [7.95% Notes due August 15, 2004 (the "7.95 Notes")]
     [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank Trust National Association, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        This certificate relates to $ __________________ aggregate principal amount of Notes held in definitive form (CUSIP No. __________) by [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such [7.95% Notes][8.20% Notes] to a Person that will take delivery in the form of an equal principal amount of Notes evidenced by the Restricted Global Security (CUSIP No. _______________).

        In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the [7.95% Notes][8.20% Notes] are being transferred to a person that the Transferor reasonably believes is purchasing the [7.95% Notes][8.20% Notes] for its own account, or for one or more accounts with respect to



                                      D-1-1
which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A and the [7.95% Notes][8.20% Notes] have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

        We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as the initial purchasers of the [7.95% Notes][8.20% Notes].

Dated:                                  [Insert Name of Transferor]

                                By:
                                   -------------------------------------
                                   Name:
                                   Title:



                                      D-1-2

                                                                       ANNEX D-2


                        FORM OF CERTIFICATE -- NON-GLOBAL
                   RESTRICTED SECURITY TO REGULATION S GLOBAL
                       SECURITY OR TEMPORARY REGULATION S
                                 GLOBAL SECURITY

                    REGULATION S GLOBAL SECURITY CERTIFICATE
                  (for transfers pursuant to Section 3.5(b)(vi)
                         of the Fiscal Agency Agreement)

U.S. Bank Trust National Associates, as Fiscal Agent
100 Wall Street
Suite 1600
New York, New York 10005

Re:  Principal Financial Group (Australia)
     Holdings Pty Limited
     [7.95% Notes due August 15, 2004 (the "7.95% Notes")]
     [8.20% Notes due August 15, 2009 (the "8.20% Notes")]

        Reference is hereby made to the Fiscal Agency Agreement, dated as of August 25, 1999, among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer, Principal Financial Services, Inc., as Guarantor, and U.S. Bank Trust National Association, as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

        This certificate relates to $ _________________ aggregate principal amount of [7.95% Notes][8.20% Notes] held in definitive form (CUSIP No. _______) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such [7.95% Notes][8.20% Notes] to a Person that will take delivery in the form of an equal principal amount of [7.95% Notes][8.20% Notes] evidenced by the Regulation S Global Security or the Temporary Regulation S Global Security (CUSIP No. _____________).

        In connection with such request and in respect of such [7.95% Notes][8.20% Notes], the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or



                                      D-2-1

(b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

         (i) if the transfer has been effected pursuant to Rule 903 or Rule 904:

                1. the offer of the [7.95% Notes][8.20% Notes] was not made to a person in the United States;

                2.      either:

                        a. at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

                        b. the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

                3. directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                4. the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

                5. if such transfer is to occur during the Restricted Period, upon completion of the transaction, the beneficial interest being transferred as described above was held with the Depositary through [Euroclear] [Cedelbank]; or

         (ii)   if the transfer has been effected pursuant to Rule 144:



                                      D-2-2

                1. more than two years has elapsed since the date of the closing of the initial placement of the [7.95% Notes][8.20% Notes] pursuant to the Purchase Agreement, dated August 18, 1999, between the Company and the representatives of the several purchasers named therein; and

                2. the Notes have been transferred in a transaction permitted by Rule 144 and made in accordance with any applicable securities laws of any state of the United States.

        We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as initial purchasers of the [7.95% Notes][8.20% Notes].

Dated:                                  [Insert Name of Transferor]

                                By:
                                   -------------------------------------
                                   Name:
                                   Title:



                                      D-2-3

                                                                         ANNEX E


                   FORM OF PRINCIPAL FINANCIAL SERVICES, INC.
                      IRREVOCABLE ASSUMPTION OF OBLIGATIONS

                Reference is made to the Fiscal Agency Agreement, dated as of August 25, 1999 (as amended, supplemented or otherwise modified from time to time, the "Fiscal Agency Agreement"), among Principal Financial Group (Australia) Holdings Pty Limited, as Issuer (the "Issuer"), Principal Financial Services, Inc., as Guarantor, (the "Guarantor") and U.S. Bank Trust National Association, as Fiscal Agent, (the "Fiscal Agent") and the Purchase Agreement, dated August 18, 1999 between the Issuer, the Guarantor and Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. as Purchasers (the "Purchasers") relating to the issuance and sale by the Issuer of $200,000,000 aggregate principal amount of its 7.95% Notes due August 15, 2004 (the "7.95% Notes") and $465,000,000
aggregate principal amount of its 8.20% Notes due August 15, 2009 (the "8.20% Notes" and together with the 7.95% Notes, the "Notes") guaranteed as to payment of principal and interest by the Guarantor. The Fiscal Agency Agreement, the Purchase Agreement and the Notes are herein collectively referred to as the "Documents". Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Documents.

                For the benefit of each other and all holders of the Notes from time to time, the Issuer and the Guarantor agree as follows:

                1. The Issuer hereby irrevocably transfers and assigns to the Guarantor and the Guarantor hereby irrevocably accepts and assumes from the Issuer, as of the date hereof, all of the Issuer's rights and obligations as Issuer under the Documents.

                2. The Issuer makes no representation or warranty and assumes no responsibility with respect to any statement, warranties or representations made in or in connection with any, or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Documents or any other instrument or document furnished pursuant thereto, other than that the Issuer has not created any adverse claim upon the interest being assigned by them hereunder and that such interest is free and clear of any such adverse claim.

                3. The Guarantor (a) represents and warrants that it is legally authorized to enter into this Assumption and that this Assumption constitutes a valid and enforceable agreement and (b) agrees that it will be bound by the provisions of the Documents and will perform in accordance with their respective terms all the obligations which by the terms of the Documents are required to be performed by it as if it were the Issuer thereunder.

                4. From and after the date hereof, (a) the Guarantor, to the extent provided in this Assumption, shall have the rights and obligations of the Issuer under the Documents and shall be bound by the provisions thereof, (b) the Issuer shall, to the extent provided in this Assumption, relinquish its rights and be released from its obligations under the Documents and (c) references in the Documents to the Issuer shall become references to the Guarantor.

                5. THIS ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                IN WITNESS WHEREOF, the parties hereto have caused this Assumption to be executed as of ______________________________.


                                PRINCIPAL FINANCIAL GROUP (AUSTRALIA)
                                HOLDINGS PTY LIMITED


                                By:
                                   ---------------------------------------------
                                        Name:
                                        Title:


                                PRINCIPAL FINANCIAL SERVICES, INC.


                                By:
                                   ---------------------------------------------
                                        Name:
                                        Title:

ACCEPTED:

U.S. BANK TRUST NATIONAL ASSOCIATION
        as Fiscal Agent

By:
   ---------------------------------------------
        Name:
        Title: